                                                                                               GMAC RFC [GRAPHIC OMITTED]
RAAC SERIES 2007-SP2 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP2
---------------------------------------------------------------------------------------------------------------------------------------

                                                          $279,284,000 (APPROXIMATE)

                                                           GMAC RFC[GRAPHIC OMITTED]

                                               MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                                                SERIES 2007-SP2

                                                          RAAC SERIES 2007-SP2 TRUST
                                                                ISSUING ENTITY

                                                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                                      DEPOSITOR (SEC FILE NO. 333-125485)

                                                       RESIDENTIAL FUNDING COMPANY, LLC
                                                          MASTER SERVICER AND SPONSOR

                                                                 JUNE 26, 2007

-----------------------------------------------------------------------------------------------------------------------------------------------

                                                  RBS Greenwich Capital [GRAPHIC OMITTED]

                                                 (JOINT LEAD MANAGER AND BOOK RUNNER)

                                                      GMAC RFC [GRAPHIC OMITTED]
                                                         (JOINT LEAD MANAGER)

                                                              DISCLAIMER

   The issuer has filed a registration  statement (including a prospectus) with the SEC for the new offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the issuer has filed with the SEC for more complete  information  about the issuer and this  offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  RBS Greenwich  Capital will arrange to send you the base prospectus at no charge if you request it by calling 1-866-884-2071 or emailing offeringmaterials@rbsgc.com.

   This free  writing  prospectus  does not contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  This free writing  prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

   The information in this free writing  prospectus,  if conveyed prior to the time of your  contractual  commitment to purchase any of the securities,  supersedes any information contained in any prior similar materials relating to the securities.  The information in this free  writing  prospectus  is  preliminary,  and is subject to  completion  or change.  This free writing  prospectus  is being delivered  to you solely to provide you with  information  about the  offering of the  securities  referred to in this free  writing prospectus and to solicit an offer to purchase the Securities,  when, as and if issued.  Any such offer to purchase made by you will not be accepted and will not constitute a contractual  commitment by you to purchase any of the  securities,  until we have accepted your offer to purchase securities.

   You are advised that the terms of the securities,  and the  characteristics  of the pool assets backing them, may change (due, among other things,  to the  possibility  that the assets that  comprise the pool may become  delinquent or defaulted or may be removed or replaced and that similar or different  assets may be added to the pool,  and that one or more classes of  securities  may be split, combined or eliminated),  at any time prior to issuance or availability of a final  prospectus.  You are advised that securities may not be issued that have the characteristics  described in these materials.  The underwriter's  obligation to sell such securities to you is conditioned on the assets and  securities  having the  characteristics  described in these  materials.  If for any reason the issuer does not deliver such  securities,  the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities  which you have committed to purchase,  and none of the issuer nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

   The  information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.
   Any such assumptions are subject to change.

The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you.  If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

                                                      NET WAC CAP SCHEDULE (%)(3)

            (Static = Current Index Values (1); Shock = All index values increase to 20.00% beginning in the first period)

 -------------- ---------------- --------------- --------------- --------------- ----------------- --------------- --------------- ---------------
    Month         Static(1)       Shock(2)           Montht         Static(1)        Shock(2)        Month         Static(1)       Shock((2))
--------------- --------------- ---------------- --------------- --------------- ----------------- --------------- --------------- ---------------
      1             14.00           14.00             40             8.00             14.00             79             7.46            8.52
      2             6.80            14.00             41             7.79             14.00             80             7.45            8.50
      3             6.80            14.00             42             7.98             14.00             81             8.24            9.38
      4             6.87            14.00             43             7.77             14.00             82             7.43            8.46
      5             6.80            14.00             44             7.76             14.00             83             7.67            8.72
      6             6.89            14.00             45             8.38             14.00             84             7.41            8.41
      7             6.82            14.00             46             7.74             14.00             85             7.65            8.67
      8             6.83            14.00             47             7.93             14.00
      9             7.01            14.00             48             7.72             14.00
      10            6.86            14.00             49             7.90             14.00
      11            6.94            14.00             50             7.70             14.00
      12            6.86            14.00             51             7.69             14.00
      13            6.95            14.00             52             7.87             14.00
      14            6.86            14.00             53             7.68             14.00
      15            6.87            14.00             54             7.87             14.00
      16            6.97            14.00             55             7.68             14.00
      17            6.87            14.00             56             7.68             14.00
      18            6.98            14.00             57             8.09             14.00
      19            7.62            14.00             58             7.66             14.00
      20            7.77            14.00             59             7.85             14.00
      21            8.34            14.00             60             7.64             14.00
      22            7.75            14.00             61             7.90             9.17
      23            7.92            14.00             62             7.64             8.86
      24            7.74            14.00             63             7.63             8.84
      25            7.94            14.00             64             7.87             9.11
      26            7.76            14.00             65             7.60             8.79
      27            7.76            14.00             66             7.85             9.06
      28            7.93            14.00             67             7.58             8.76
      29            7.75            14.00             68             7.57             8.74
      30            7.93            14.00             69             8.37             9.65
      31            7.82            14.00             70             7.55             8.69
      32            7.88            14.00             71             7.79             8.96
      33            8.49            14.00             72             7.53             8.65
      34            7.86            14.00             73             7.77             8.92
      35            8.04            14.00             74             7.51             8.62
      36            7.83            14.00             75             7.50             8.60
      37            8.02            14.00             76             7.74             8.86
      38            7.82            14.00             77             7.48             8.56
      39            7.81            14.00             78             7.72             8.82
--------------------------------------------------------------------------------------------------------------------------------------------------

(1)    Assumes  1-month  LIBOR remains  constant at 5.3200%,  6-month  LIBOR  remains  constant at 5.4050%,  1-year LIBOR remains constant  at  5.4900%,  1-year MTA  remains  constant  at 5.0220%  and 1-year CMT  remains  constant at 4.8850% and run at
       Pricing Speed to call.  Payments, if any, are made to the Swap Provider.

(2)    Assumes  payments are received from the related Swap  Agreement and Yield  Maintenance  Agreement and run at Pricing Speed
       to call.

(3)    Assumes an OC Floor of 0.50% of the Cut-off Date Balance.
..

                                                     CLASS A SENSITIVITY ANALYSIS
                                                          TO 10% CALL (1)(2)

----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------
                                                        50% PPC             75% PPC           100% PPC            125% PPC           150% PPC
                                                  ------------------ ------------------- ------------------ ------------------- ------------------
                     A-1
                 WAL (YEARS)                                 2.00                1.33               1.00                0.80               0.66
       PRINCIPAL WINDOW BEGIN (MONTHS)                          1                   1                  1                   1                  1
        PRINCIPAL WINDOW END (MONTHS)                          55                  35                 25                  20                 17
                                                ------------------ ------------------- ------------------ ------------------- ------------------
                     A-2
                 WAL (YEARS)                                 7.55                4.98               3.00                1.99               1.61
       PRINCIPAL WINDOW BEGIN (MONTHS)                         55                  35                 25                  20                 17
        PRINCIPAL WINDOW END (MONTHS)                         145                  98                 72                  30                 24
                                                ------------------ ------------------- ------------------ ------------------- ------------------
                     A-3
                 WAL (YEARS)                                13.68                9.33               6.88                2.71               2.12
       PRINCIPAL WINDOW BEGIN (MONTHS)                        145                  98                 72                  30                 24
        PRINCIPAL WINDOW END (MONTHS)                         168                 115                 85                  36                 28
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------

                                                     CLASS A SENSITIVITY ANALYSIS
                                                           TO MATURITY(1)(2)

----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------
                                                        50% PPC             75% PPC           100% PPC            125% PPC           150% PPC
                                                ------------------ ------------------- ------------------ ------------------- ------------------
                     A-1
                 WAL (YEARS)                                 2.00                1.33               1.00                0.80               0.66
       PRINCIPAL WINDOW BEGIN (MONTHS)                          1                   1                  1                   1                  1
        PRINCIPAL WINDOW END (MONTHS)                          55                  35                 25                  20                 17
                                                ------------------ ------------------- ------------------ ------------------- ------------------
                     A-2
                 WAL (YEARS)                                 7.55                4.98               3.00                1.99               1.61
       PRINCIPAL WINDOW BEGIN (MONTHS)                         55                  35                 25                  20                 17
        PRINCIPAL WINDOW END (MONTHS)                         145                  98                 72                  30                 24
                                                ------------------ ------------------- ------------------ ------------------- ------------------
                     A-3
                 WAL (YEARS)                                17.28               12.24               9.16                2.71               2.12
       PRINCIPAL WINDOW BEGIN (MONTHS)                        145                  98                 72                  30                 24
        PRINCIPAL WINDOW END (MONTHS)                         331                 268                210                  36                 28
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------

(1)      Assumes 1-month LIBOR remains constant at 5.3200%,  6-month LIBOR remains  constant at 5.4050%,  1-year LIBOR remains constant at  5.4900%,  1-year MTA remains  constant at 5.0220% and 1-year CMT remains  constant at 4.8850% and run at the Pricing
         Speed with no losses and trigger is not in effect.

(2)      Assumes an OC Floor of 0.50% of the Cut-off Date Balance

                                                      CLASS M SENSITIVITY ANALYSIS
                                                          TO 10% CALL(1) (2)

----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------
                                                        50% PPC             75% PPC           100% PPC            125% PPC           150% PPC
                                                 ------------------ ------------------- ------------------ ------------------- ------------------
                     M-1
                 WAL (YEARS)                                 9.14                6.14               5.14                5.33               4.24
       PRINCIPAL WINDOW BEGIN (MONTHS)                         52                  38                 46                  36                 28
        PRINCIPAL WINDOW END (MONTHS)                         168                 115                 85                  66                 52
                                                ------------------ ------------------- ------------------ ------------------- ------------------
                     M-2
                 WAL (YEARS)                                 9.14                6.13               4.84                4.63               3.63
       PRINCIPAL WINDOW BEGIN (MONTHS)                         52                  37                 42                  47                 37
        PRINCIPAL WINDOW END (MONTHS)                         168                 115                 85                  66                 52
                                                ------------------ ------------------- ------------------ ------------------- ------------------
                     M-3
                 WAL (YEARS)                                 9.14                6.13               4.73                4.21               3.30
       PRINCIPAL WINDOW BEGIN (MONTHS)                         52                  37                 40                  43                 34
        PRINCIPAL WINDOW END (MONTHS)                         168                 115                 85                  66                 52
                                                ------------------ ------------------- ------------------ ------------------- ------------------
                     M-4
                 WAL (YEARS)                                 1.04                1.09               1.16                1.25               1.29
       PRINCIPAL WINDOW BEGIN (MONTHS)                          1                   1                  1                   1                  1
        PRINCIPAL WINDOW END (MONTHS)                          25                  27                 30                  34                 29
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------

                                                     CLASS M SENSITIVITY ANALYSIS
                                                          TO MATURITY(1) (2)

----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------
                                                        50% PPC             75% PPC           100% PPC            125% PPC           150% PPC
                                                ------------------ ------------------- ------------------ ------------------- ------------------
                     M-1
                 WAL (YEARS)                                10.10                6.90               5.74                7.35               5.96
       PRINCIPAL WINDOW BEGIN (MONTHS)                         52                  38                 46                  36                 28
        PRINCIPAL WINDOW END (MONTHS)                         309                 238                183                 168                138
                                                ------------------ ------------------- ------------------ ------------------- ------------------
                     M-2
                 WAL (YEARS)                                10.06                6.86               5.40                5.09               4.02
       PRINCIPAL WINDOW BEGIN (MONTHS)                         52                  37                 42                  47                 37
        PRINCIPAL WINDOW END (MONTHS)                         294                 220                168                 134                109
                                                ------------------ ------------------- ------------------ ------------------- ------------------
                     M-3
                 WAL (YEARS)                                10.01                6.80               5.26                4.63               3.66
       PRINCIPAL WINDOW BEGIN (MONTHS)                         52                  37                 40                  43                 34
        PRINCIPAL WINDOW END (MONTHS)                         275                 201                152                 121                 98
                                                ------------------ ------------------- ------------------ ------------------- ------------------
                     M-4
                 WAL (YEARS)                                 1.04                1.09               1.16                1.25               1.29
       PRINCIPAL WINDOW BEGIN (MONTHS)                          1                   1                  1                   1                  1
        PRINCIPAL WINDOW END (MONTHS)                          25                  27                 30                  34                 29
----------------------------------------------- ------------------ ------------------- ------------------ ------------------- ------------------

(1)      Assumes 1-month LIBOR remains constant at 5.3200%,  6-month LIBOR remains  constant at 5.4050%,  1-year LIBOR remains constant at  5.4900%,  1-year MTA remains  constant at 5.0220% and 1-year CMT remains  constant at 4.8850% and run at the Pricing
         Speed with no losses and trigger is not in effect.
(2)      Assumes an OC Floor of 0.50% of the Cut-off Date Balance

                                                        EXCESS SPREAD TABLE (3)

                             Static                                      Static                                          Static
                           INDICES(1)     Fwd INDICES(2)               INDICES(1)     Fwd INDICES(2)                  INDICES(1)      Fwd INDICES(2)
        Month               (bps)            (bps)       Month            (bps)           (bps)          Month           (bps)            (bps)

            1              4.57             4.57           40           3.03             3.00            79            2.62             2.36
            2              1.52             1.52           41           2.86             2.82            80            2.61             2.35
            3              1.53             1.53           42           2.97             2.93            81            3.09             2.87
            4              1.55             1.55           43           2.87             2.84            82            2.59             2.32
            5              1.55             1.55           44           2.88             2.84            83            2.74             2.48
            6              1.59             1.58           45           3.19             3.17            84            2.57             2.28
            7              1.59             1.59           46           2.89             2.85            85            2.72             2.45
            8              1.61             1.61           47           3.00             2.96
            9              1.68             1.68           48           2.89             2.84
            10             1.67             1.66           49           2.98             2.94
            11             1.70             1.69           50           2.87             2.82
            12             1.70             1.69           51           2.86             2.81
            13             1.73             1.72           52           2.96             2.90
            14             1.73             1.72           53           2.86             2.79
            15             1.75             1.74           54           2.96             2.90
            16             1.79             1.78           55           2.86             2.80
            17             1.78             1.78           56           2.87             2.81
            18             1.84             1.83           57           3.07             3.02
            19             2.59             2.56           58           2.85             2.78
            20             2.78             2.75           59           2.94             2.88
            21             3.06             3.03           60           2.82             2.75
            22             2.81             2.77           61           2.99             2.79
            23             2.92             2.88           62           2.82             2.59
            24             2.85             2.81           63           2.81             2.57
            25             2.99             2.97           64           2.96             2.73
            26             2.94             2.92           65           2.78             2.53
            27             2.97             2.95           66           2.93             2.69
            28             3.08             3.06           67           2.76             2.50
            29             3.03             3.01           68           2.74             2.49
            30             3.16             3.13           69           3.22             3.01
            31             3.18             3.17           70           2.72             2.46
            32             3.27             3.26           71           2.87             2.62
            33             3.55             3.55           72           2.69             2.44
            34             3.30             3.29           73           2.85             2.60
            35             3.41             3.40           74           2.67             2.41
            36             3.34             3.33           75           2.66             2.41
            37             3.45             3.45           76           2.82             2.57
            38             3.23             3.22           77           2.64             2.39
            39             3.08             3.06           78           2.79             2.55
      ----------------------------------------------------------------------------------------------------------------------------------------------

(1)    Assumes  1-month  LIBOR remains  constant at 5.3200%,  6-month  LIBOR  remains  constant at 5.4050%,  1-year LIBOR remains constant at  5.4900%,  1-year MTA  remains  constant at 5.0220% and 1-year CMT remains  constant at 4.8850% and run at the
       Pricing Speed to call.  Assumes  payments are  received,  if any,  from the related Swap  Agreement and Yield  Maintenance
       Agreement and payments are made, if any, to the Swap Provider.

(2)    Assumes 1-month  Forward LIBOR,  6-month  Forward LIBOR,  1-year Forward LIBOR,  1-year Forward MTA and 1-year Forward CMT instantaneously,  and run at the Pricing  Speed to call.  Assumes  payments are received  from the related Swap  Agreement and Yield Maintenance Agreement and payments are made, if any, to the Swap Provider.

(3)        Assumes an OC Floor of 0.50% of the Cut-off Date Balance

                                                           BREAK-EVEN TABLES

         ------------------------------------ ---------------------------------------------- ---------------------------------------------- ----------------------------------------------
                                                              30% Severity                                   40% Severity                                   50% Severity
         ------------------------------------ ----------------------- ---------------------- ---------------------- ----------------------- ---------------------- -----------------------
                                                  CDR BREAK (%)        COLLATERAL LOSS (%)       CDR BREAK (%)       COLLATERAL LOSS (%)        CDR BREAK (%)       COLLATERAL LOSS (%)
         Class M1                                     48.80                   20.32                  29.75                  20.87                   21.24                  21.20
         Class M2                                     27.19                   14.85                  18.06                  15.21                   13.49                  15.44
         Class M3                                     19.14                   11.87                  13.27                  12.20                   10.15                  12.41
         Class M4                                     16.74                   10.83                  11.81                  11.17                   9.12                   11.40
         ------------------------------------ ----------------------- ---------------------- ---------------------- ----------------------- ---------------------- -----------------------

The tables above display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, where the referenced Certificate first incurs a writedown.
Calculations are run to maturity. Other assumptions incorporated include:

(1)       The Pricing Prepayment Assumptions are applied
          Assumes 1-month Forward LIBOR, 6-month Forward LIBOR, 1-year Forward LIBOR, 1-year Forward MTA and 1-year Forward CMT instantaneously.

(2)
(3)       Trigger Event is in effect
(4)       There is a 12 month lag in recoveries, with 100% servicer advancing principal and interest
(5)       Assumes bonds pay on 25th of each month
(6)       Assumes an OC Floor of 0.50% of the Cut-off Date Balance.

                                                    RBS GREENWICH CAPITAL CONTACTS

-------------------------------------------------------------------------------------------------------------------------------

    ASSET BACKED FINANCE
    Adam Smith                                                         (203) 618-2271
    Mike McKeever                                                      (203) 618-2237
    Andrew Jewett                                                      (203) 618-2473

    TRADING
    Ron Weibye                                                         (203) 625-6160

    ANALYTICS
    Steve Bisaillon                                                    (203) 618-5654
    Max Jaeger                                                         (203) 618-2290

------------------------------------------------------------------ ------------------------------------------------------------

                                                                            GMAC RFC  [GRAPHIC OMITTED]
RAAC SERIES 2007-SP2 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP2

----------------------------------------------------------------------------------------------------------

                                            $279,284,000 (APPROXIMATE)

                                           GMAC RFC   [GRAPHIC OMITTED]

                                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                                 SERIES 2007-SP2

                                            RAAC SERIES 2007-SP2 TRUST
                                                  ISSUING ENTITY

                                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                       DEPOSITOR (SEC FILE NO. 333-125485)

                                         RESIDENTIAL FUNDING COMPANY, LLC
                                           MASTER SERVICER AND SPONSOR

                                                  JUNE 26, 2007

------------------------------------------------------------------------------------------------------------------

                                   RBS Greenwich Capital  [GRAPHIC OMITTED]
                                   (JOINT LEAD MANAGER AND BOOK RUNNER)

                                          GMAC RFC  [GRAPHIC OMITTED]
                                           (JOINT LEAD MANAGER)

                                                DISCLAIMER

   The  issuer  has filed a  registration  statement  (including  a  prospectus)  with the SEC for the new offering  to which this free  writing  prospectus  relates.  Before  you  invest,  you should  read the prospectus in that  registration  statement  and other  documents the issuer has filed with the SEC for more complete  information  about the issuer and this  offering.  You may get these  documents for free by  visiting  EDGAR on the SEC Web site at  www.sec.gov.  Alternatively,  RBS  Greenwich  Capital  will arrange to send you the base  prospectus  at no charge if you request it by calling  1-866-884-2071  or emailing offeringmaterials@rbsgc.com.

   This free writing  prospectus does not contain all  information  that is required to be included in the base  prospectus and the prospectus  supplement.  This free writing  prospectus is not an offer to sell or a solicitation  of an offer to buy these  securities in any state where such offer,  solicitation or sale is not permitted.

   The  information in this free writing  prospectus,  if conveyed  prior to the time of your  contractual commitment  to purchase  any of the  securities,  supersedes  any  information  contained  in any prior similar  materials  relating to the  securities.  The  information  in this free writing  prospectus is preliminary,  and is subject to completion or change.  This free writing  prospectus is being delivered to you solely to provide  you with  information  about the  offering of the  securities  referred to in this free  writing  prospectus  and to solicit an offer to purchase  the  Securities,  when,  as and if issued.  Any  such  offer  to  purchase  made by you will not be  accepted  and will not  constitute  a contractual  commitment by you to purchase any of the securities,  until we have accepted your offer to purchase securities.

   You are advised that the terms of the securities,  and the  characteristics  of the pool assets backing them, may change (due,  among other things,  to the possibility  that the assets that comprise the pool may become  delinquent or defaulted or may be removed or replaced and that similar or different  assets may be added to the  pool,  and that one or more  classes  of  securities  may be  split,  combined  or eliminated),  at any time prior to  issuance or  availability  of a final  prospectus.  You are advised that  securities  may not be issued that have the  characteristics  described in these  materials.  The underwriter's  obligation to sell such  securities to you is  conditioned  on the assets and securities having the  characteristics  described  in these  materials.  If for any  reason  the  issuer  does not deliver such  securities,  the underwriter  will notify you, and neither the issuer nor any underwriter will  have any  obligation  to you to  deliver  all or any  portion  of the  securities  which you have committed  to  purchase,  and none of the  issuer nor any  underwriter  will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

   The  information  in this free writing  prospectus may be based on  preliminary  assumptions  about the pool assets and the structure. Any such assumptions are subject to change.

   The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you.  If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

                                               $279,284,000
                                (APPROXIMATE, SUBJECT TO +/- 5% VARIANCE)
                                        RAAC SERIES 2007-SP2 TRUST
                     Mortgage Asset-Backed Pass-Through Certificates, Series 2007-SP2
                                 Senior / Subordinate REMIC Certificates
------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                               PMT.                             FINAL
                                                                         EST. WAL             WINDOW           APPROX.        SCHEDULED               EXPECTED
---------------    APPROXIMATE          INITIAL         PRINCIPAL          (YEARS)           (MONTHS)          INITIAL       DISTRIBUTION            RATINGS(5)
     CLASS             SIZE            COUPON(1)           TYPE          CALL/MAT(2)       CALL/MAT(2)          C/E(3)         DATE(4)              S&P/MOODY'S
------------------------------------------------------------------------------------------------------------------------------------------------------------------------
A-1                $152,147,000       1mL + [ ]%           SEQ          1.00 / 1.00      1 - 25 / 1 - 25        26.70%        June 2037            [AAA / Aaa]
A-2                $47,983,000        1mL + [ ]%           SEQ          3.00 / 3.00     25 - 72 / 25 - 72       26.70%        June 2037            [AAA / Aaa]
A-3                $19,286,000        1mL + [ ]%           SEQ          6.88 / 9.16     72 - 85 / 72 - 210      26.70%        June 2037            [AAA / Aaa]
------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------------------------------------------
M-1(6)             $23,049,000        1mL + [ ]%           MEZ          5.14 / 5.74     46 - 85 / 46 - 183      19.00%        June 2037             [AA / Aa2]
M-2(6)             $17,961,000        1mL + [ ]%           MEZ          4.84 / 5.40     42 - 85 / 42 - 168      13.00%        June 2037              [A / A2]
M-3(6)             $10,476,000        1mL + [ ]%           MEZ          4.73 / 5.26     40 - 85 / 40 - 152      9.50%         June 2037           [BBB+ / Baa1]
M-4(7)              $8,382,000        1mL + [ ]%        MEZ/TURBO       1.16 / 1.16      1 - 30 / 1 - 30        6.70%         June 2037            [BBB / Baa2]
SB(8)(9)                                                             Not Offered Hereby                                                                  NR
R(8)(10)                                                             Not Offered Hereby                                                                  NR
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(1)  The Pass-Through  Rate for each class of Offered  Certificates will be equal to the the least (i) One-Month LIBOR plus the related margin,  (ii) the Net WAC Cap Rate and (iii) a 14.00% per annum hard cap. The margin on the Class A Certificates  will increase to
     2x their  original  margin and the margin on the Class M  Certificates  will increase to 1.5x their  original  margin on the first
     Distribution Date after the first possible Optional Termination Date. The holders of the Class A and Class M Certificates may also be entitled to certain payments under the yield maintenance  agreement and swap agreement (as described  herein).  One Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date.

(2)  The weighted  average lives ("WAL") and Payment  Window assume  prepayments  occur at the  Prepayment  Pricing  Assumption and the certificates  pay on the 25th of each month (or the next  following  business day if the 25th is not a business day)  beginning in
     July 2007.  The WAL and Payment  Window to Call assumes the 10%  Optional  Termination  Date is  exercised  on the first  eligible
     Distribution Date. The first expected Distribution Date is July 25, 2007.

(3)  Initial  credit  support  ("C/E") for a class equals (i) the  percentage  of the  certificates  (as a product of the mortgage loan balance)  subordinate  to such class plus (ii) the initial O/C amount.  The initial  overcollateralization  ("O/C")  amount on the
     Closing Date is expected to be equal to approximately [6.70]% of the Cut-Off Date collateral balance.

(4)  Final Scheduled Distribution Date for any class is the 360th Distribution Date.

(5)  Ratings are subject to final rating agency approval.

(6)  It is not expected that the Class M Certificates (except Class M-4) will receive principal payments prior to the stepdown date.

(7)  Beginning on the first Distribution Date, 75% of monthly excess cashflow,  as described herein,  will be used to pay the principal balance of the Class M-4 Certificates until reduced to zero.

(8)  The Class SB and Class R Certificates are not offered hereby.

(9)  The Class SB  Certificates  represent the  entitlement to certain  remaining cash flows in respect of the Mortgage Loans following payment of principal and interest in respect of the Offered Certificates and to all prepayment penalty distributions, as described herein.

(10) The Class R Certificate is a non-economic REMIC tax residual.

 OVERVIEW OF THE RFC PRINCIPAL INVESTMENT ACTIVITIES PROGRAM

 The Mortgage Loans included in the trust were acquired and evaluated under Residential Funding's Principal Investment Activities ("PIA") Program.  The PIA Program, among other types of collateral, targets seasoned assets offered in the secondary market.  These loans may be called loans (from Residential Funding programs or otherwise), loans acquired as part of portfolio sales, may be loans with program exceptions or may be secured by unusual property types.  The loans may have document deficiencies or prior and/or current delinquencies or a combination of one or more of the foregoing.

  The PIA Program employs a value based investment strategy whereby it looks to acquire various types of loans at a price that the PIA Program deems to be undervalued at the time of purchase.  The PIA Program's process for acquiring a loan is intended to determine whether the characteristics of the loan, the borrower and the collateral, taken as a whole, represent an acceptable lending risk.  The factors considered may include:

-       the Mortgage Loan's payment terms and characteristics;
-       the borrower's credit profile, both currently and, if available, at origination;
-       an analysis of the mortgagor's ability and willingness to make full and timely repayment;
-       the value of the mortgaged property, as evidenced by a broker's price opinion, statistical value or comparison with real estate listings of comparable properties; and
-       the quality of the available legal documentation associated with the loan, including certain aspects of compliance.

  PIA's due diligence is tailored to address the particular risk profile of each acquisition.  In relation to the acquisition of the Mortgage Loans for this transaction, the due diligence performed by the PIA group included a review of a detailed loan tape with specific representations and warranties provided by the seller of such Mortgage Loans, in relation to, among other things, the accuracy of such data, together with a review of the underlying loans and the collateral files, but did not include a review of the credit files for the Mortgage Loans.

  The values of mortgaged properties securing loans acquired under the PIA Program obtained are generally compared to an estimated value, recent listings of comparable properties, statistical values and/or broker's price opinions.

 TRANSACTION OVERVIEW

 ISSUING ENTITY:                                         RAAC Series 2007-SP2 Trust.

 CERTIFICATES:                                           Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, and Class M-4 Certificates are the "Offered
                                                         Certificates".  In addition to the Offered Certificates, the trust fund will issue the Class SB and Class R Certificates.

                                                         The Offered Certificates will be offered pursuant to the prospectus relating to the Offered Certificates (the
                                                         "Prospectus").

 SENIOR CERTIFICATES:                                    Class A-1, Class A-2, and Class A-3 Certificates ("Class A Certificates").

 SUBORDINATE CERTIFICATES:                               Class M-1, Class M-2, Class M-3, and Class M-4 (the "Class M Certificates").

 ACCELERATED SUBORDINATE CERTIFICATES:                   Class M-4 Certificates.

 DEPOSITOR:                                              Residential Asset Mortgage Products, Inc. ("RAMP"), an affiliate of Residential Funding Company, LLC.

 MASTER SERVICER AND SPONSOR:                            Residential Funding Company, LLC (the "Sponsor", "Master Servicer" or "RFC").
                                                         GMAC Mortgage LLC (60.04%)
 SERVICERS (GREATER THAN 10%):                           Homecomings Financial, LLC (21.10%)
                                                         Litton Loan Servicing LP (10.46%)

 TRUSTEE:                                                LaSalle Bank, N.A.

 SWAP COUNTERPARTY:                                      [TBD]

 YIELD MAINTENANCE AGREEMENT COUNTERPARTY:               [TBD]
                                                         Greenwich Capital Markets, Inc. and Residential Funding Securities LLC
 LEAD MANAGERS:

 CUT-OFF DATE:                                           June 1, 2007.

 CLOSING DATE:                                           On or about July 11, 2007.

 DISTRIBUTION DATES:                                     The 25th day of each month (if such day is not a business day, the first business day thereafter), commencing in July
                                                         2007.

 FORM OF CERTIFICATES:                                   The Offered Certificates will be available in book-entry form through DTC / Euroclear / Clearstream in same day funds.

 MINIMUM DENOMINATIONS:                                  The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof.  The Class M-2 Certificates, Class M-3 Certificates, and Class M-4
                                                         Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

 DAY COUNT:                                              Interest will accrue on the Offered Certificates on the basis of a 360-day year and the actual number of days elapsed in each Accrual Period.

 DELAY DAYS:                                             0 days for the Offered Certificates.

 ACCRUAL PERIOD:                                         Interest on the Offered Certificates accrues from the last Distribution Date (or in the case of the first Distribution
                                                         Date, the Closing Date) through the day preceding the current Distribution Date.

 ACCRUED INTEREST:                                      The Offered Certificates will settle flat on the Closing Date.

 DUE PERIOD:                                             With respect to any Distribution Date is the one-month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

 PREPAYMENT PERIOD:                                      With respect to any Distribution Date is the immediately preceding calendar month.

 TAX STATUS:                                             The Offered Certificates will be designated as regular interests in one or more REMICS and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

                                                          Subject to the considerations described in the Prospectus Supplement, the Class A Certificates are expected to be
 ERISA ELIGIBILITY:                                       considered eligible for purchase by any person investing assets of employee benefit plans or individual retirement accounts.  However, the Class A Certificates may not be acquired or held by any person investing assets of any such plans or individual retirement accounts before the termination of the Swap Agreement, unless such acquisition or holding is eligible for the exemptive relief available under the service provider exemption or one of the investor-based class exemptions described in the Prospectus Supplement.

 IRS CIRCULAR 230 NOTICE:                                Any discussion of the United States federal tax issues set forth in this document is written in connection with the promotion and marketing of the transaction described in this document. Such discussion is not intended or written to be legal or tax advice to any person and is not intended or written to be used, and cannot be used, by any person for the purpose of avoiding any United States federal income tax penalties that may be imposed on such person. Each investor should seek advice based on its particular circumstances from an independent tax advisor.

 SMMEA ELIGIBILITY:                                      None of the Offered Certificates are expected to constitute "mortgage-related securities" for purposes of the
                                                         Secondary Mortgage Market Enhancement Act of 1984.
                                                         On any Distribution Date on which the aggregate outstanding principal balance of the Mortgage Loans, after giving
 OPTIONAL TERMINATION DATE:                              effect to distributions to be made on that Distribution Date, is less than 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date, the Master Servicer may, but will not be required to:

                                                         o purchase from the trust all of the remaining Mortgage Loans and cause an early retirement of the certificates;
                                                         or
                                                         o purchase all of the certificates.

                                                         An optional purchase of the certificates will cause the outstanding principal balance of the applicable certificates to be paid in full with accrued interest.

 EXPENSE FEE RATE:                                       With respect to any Mortgage Loan, the Expense Fee Rate consists of the premium payable to the mortgage insurer on certain loans and the servicing fee for such Mortgage Loan.  The servicing fee consists of (a) servicing compensation payable to the Master Servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the Master Servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.  The weighted average servicing fee as of the Cut-off Date is approximately 0.48%.

 MORTGAGE LOANS:

                                                            The Cut-Off Date collateral  balance will be comprised of first lien and second lien, fixed-rate and adjustable-rate seasoned Mortgage Loans (the
                                                            "Mortgage Loans") as follows:

 ----------------------------------- ------------ ----------------------- ------------ ------------ --------- -----------
                                       No./of
 Rate Type/Lien Position               Loans        Current Balance           %        Gross WAC     WAM        WALA
 ----------------------------------- ------------ ----------------------- ------------ ------------ --------- -----------
 Adjustable Rate / 1st Lien              747         $183,139,097.24        61.18%       7.667%       354         8
 Fixed Rate / 1st Lien                   486         $107,805,238.47        36.01%       7.162%       336         9
 Fixed Rate / 2nd Lien                   174          $8,395,380.07          2.80%       10.363%      285         8
 ----------------------------------- ------------ ----------------------- ------------ ------------ --------- -----------
 Total:                                 1407         $299,339,715.78        100.00%      7.561%       346         8
 ----------------------------------- ------------ ----------------------- ------------ ------------ --------- -----------

 PREPAYMENT PRICING ASSUMPTION:                          In respect of the fixed-rate first lien Mortgage Loans, 20% HEP, in respect of the fixed-rate second lien Mortgage
                                                         Loans, 30% HEP and in respect of the adjustable-rate Mortgage Loans, 100% PPC (2% CPR in month 1, building linearly to
                                                         30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR from month 23 to month 27, and 35% CPR in month 28 and thereafter).

 NET MORTGAGE RATE:                                      With respect to any Mortgage Loan, the mortgage rate thereon minus the Expense Fee Rate.

 NET WAC CAP RATE:                                       The Pass-Through Rate on each class of Offered Certificates with respect to each Distribution Date will be subject to a cap equal to the product of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the end
                                                         of the calendar month immediately preceding the month in which such Distribution Date occurs and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual
                                                         Period, minus the product of (a) a fraction, expressed as a percentage, the numerator of which is the product of (x)
                                                         the amount of any net swap payments or Swap Termination Payment not due to a Swap Counterparty Trigger Event owed to the swap counterparty as of such distribution date and (y) 12 and the denominator of which is the aggregate Stated
                                                         Principal Balance of the Mortgage Loans as of such distribution date, and (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

 NET WAC CAP RATE SHORTFALL:                             With respect to the Offered Certificates and any Distribution Date on which the Net WAC Cap Rate is used to determine the Pass-Through Rate of the Offered Certificates, an amount equal to the excess of (x) accrued certificate interest for the Offered Certificates calculated at a rate equal to the lesser of (i) One-Month LIBOR plus the related margin and (ii) 14.000% per annum, over (y) accrued certificate interest for the Offered Certificates calculated using the
                                                         Net WAC Cap Rate.

  NET WAC CAP RATE SHORTFALL
  CARRY-FORWARD AMOUNT:                                  With respect to any class of the Offered Certificates and any Distribution Date, an amount equal to the Net WAC Cap
                                                         Rate Shortfall for such Distribution Date plus any Net WAC Cap Rate Shortfall unpaid from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by excess cashflow, payments under the yield maintenance agreement or swap payments, at a rate equal to the lesser of (i) One-Month LIBOR plus a related margin, and (ii)
                                                         14.000% per annum.

 PASS-THROUGH RATE:                                      With respect to the Offered Certificates and any Distribution Date, a per annum rate equal to the least of (i)
                                                         One-Month LIBOR plus the related margin, (ii) the Net WAC Cap Rate and (iii) 14.000%.

 CUT-OFF DATE PRINCIPAL BALANCE:                         With respect to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due in or prior to the month of June 2007, whether or not received, exclusive of any
                                                         Arrearages.

 ARREARAGES:                                              On the Cut-Off Date the total amount of  Arrearage  will be equal to $0. No  Arrearages  will be  securitized  within this  transaction.  In the event that a mortgage loan is  liquidated  before the Arrearage of such loan is reduced to zero, the Arrearage may reduce the liquidation proceeds available for distribution to certificateholders.

 STATED PRINCIPAL BALANCE:                                For any  Mortgage  Loan as of any  date  of  determination,  its  principal  balance  as of the  cut-off  date  after application of all scheduled  principal payments due on or before the cut-off date, whether received or not, plus any
                                                          Deferred  Interest  added to the principal  balance of the Mortgage Loans pursuant to the terms of the Mortgage Note, reduced  by all  amounts  allocable  to  principal  that are  distributed  to  certificateholders  before the date of determination,  and as further  reduced to the extent  that any  Realized  Loss  thereon  has been  allocated  to any certificate before that date.

 RELIEF ACT SHORTFALLS:                                  With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the
                                                         Servicemembers Civil Relief Act, as amended, or any similar legislation or regulation.  Relief Act Shortfalls will be covered by available Excess Cash Flow, payments under the Yield Maintenance Agreement or Net Swap Payments in the
                                                         current period only.  Any Relief Act Shortfalls allocated to the Offered Certificates for the current period not covered by Excess Cash Flow, payments under the Yield Maintenance Agreement or Net Swap Payments in the current period will remain unpaid. Relief Act Shortfalls will be allocated on a pro rata basis among the Offered Certificates in accordance with the amount of accrued certificate interest that would have accrued absent these shortfalls.

 PREPAYMENT INTEREST SHORTFALL:                          With respect to any Distribution Date, the aggregate shortfall, if any, in collections of interest resulting from mortgagor prepayments on the Mortgage Loans during the preceding calendar month. These shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as these prepayments in part are applied to reduce the outstanding principal balance of the
                                                         Mortgage Loans as of the due date immediately preceding the date of prepayment. No assurance can be given that the amounts available to cover Prepayment Interest Shortfalls will be sufficient therefore.  Prepayment interest shortfall may be covered from master servicing compensation, and to the extent not covered from master servicing compensation, payments under the Yield Maintenance Agreement as described in clauses (3) and (4) under "Yield Maintenance
                                                         Agreement", or net Swap payments as provided in clauses (3) and (4) under the "Swap Agreement".

 DEFERRED INTEREST:                                      With respect to any Mortgage Loan providing for negative amortization, as of any date of determination, the amount, if any, by which the aggregate amount of interest accrued on such Mortgage Loan for such date of determination exceeds the monthly payment for such date of determination and which amount, pursuant to the terms of the related Mortgage
                                                         Note, is added to the principal balance of such Mortgage Loan.

 DEFERRED INTEREST SHORTFALL:                            With respect to any Class of the Class A and Class M Certificates and any Distribution Date for which Deferred
                                                         Interest exists and upon which the accrued certificate interest on the Class A and Class M Certificates exceeds the available distribution amount on such Distribution Date, the lesser of (a) such excess and (b) the amount of such
                                                         Deferred Interest.

 ELIGIBLE MASTER SERVICING COMPENSATION:                 Prepayment Interest Shortfalls may be covered from master servicing compensation in the amount equal to the lesser of
                                                         (i) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans on the immediately preceding
                                                         Distribution Date and (ii) the sum of the Master Servicing Fee payable to the Master Servicer plus reinvestment income for such Distribution Date.

 COUPON STEP UP:                                         If Residential Funding Company, LLC or its designee does not exercise its right to purchase the remaining Mortgage
                                                         Loans on the first possible Optional Termination Date, the margin on the Class A Certificates will increase to 2x the original margin and the margin for the Class M Certificates will increase to 1.5x the original margin on the first
                                                         Distribution Date after the first possible Optional Termination Date.

 SWAP COUNTERPARTY TRIGGER EVENT:                        An event of default under the swap agreement with respect to which the swap counterparty is a defaulting party (as defined in the swap agreement), a termination event under the swap agreement with respect to which the swap counterparty is the sole affected party (as defined in the swap agreement) or an additional termination event under the swap agreement with respect to which the swap counterparty is the sole affected party (as defined in the swap agreement).

 HOEPA:                                                  Approximately 0.02% of the Mortgage Loans were subject to the Home Ownership and Equity Protection Act of 1994,
                                                         referred to as the Homeownership Act or HOEPA.

 PROSPECTUS:                                             The Class A and Class M Certificates will be offered pursuant to a base prospectus and a prospectus supplement
                                                         (together, the "Prospectus").  Additional information with respect to the Class A and Class M Certificates and the
                                                         Mortgage Loans is contained in the Prospectus.

 CREDIT ENHANCEMENT:

A.  Subordination

                                                            Credit  enhancement  for  the  Class A  Certificates  will  include  the subordination  of the Class M Certificates.  Credit  enhancement for any
                                                            Class M Certificates  will include the Class M Certificates with a lower payment priority and certain other non-offered certificates as described in the Prospectus.

 B.  Overcollateralization ("OC")

------------------------------------------------------- ----------------------------
Initial (% Orig)                                                   6.70%
OC Target (% Orig)                                                 6.70%
Stepdown OC Target (% Current)                                    19.00%
OC Floor (% Orig)                                                  0.50%
------------------------------------------------------- ----------------------------

C.  Excess Cash Flow

                                                            For any  Distribution  Date,  Excess Cash Flow will equal the sum of (i)
                                                            the excess of the available  distribution amount over the sum of (a) the interest  distribution amount for the certificates and (b) the Principal
                                                            Remittance Amount and (ii) any  Overcollateralization  Reduction Amount.
                                                            Excess  Cash Flow may be used to protect  the Class A  Certificates  and
                                                            Class M  Certificates  against  realized  losses by making an additional payment of principal  to cover the amount of the  realized  losses or by reimbursing  the  principal  portion of  realized  losses  incurred  and allocated to the Offered Certificates that remain unreimbursed by making
                                                            additional   payment  of  principal  to  reach  the  required  level  of overcollateralization  in the manner  set forth in the excess  cash flow waterfall.

                                                            In addition,  up to 75% of the Excess Cash Flow as described herein will be used to make  additional  payments  of  principal  to the  Class  M-4
                                                            Certificates in the manner set forth in the excess cash flow waterfall.

 EXPECTED CREDIT SUPPORT PERCENTAGE:                       CLASS                      RATING (S/M)               INITIAL CREDIT SUPPORT           AFTER STEP-DOWN SUPPORT
                                                          Class A                    [AAA / Aaa]                         26.70%                           53.40%
                                                         Class M-1                    [AA / Aa2]                         19.00%                           38.00%
                                                         Class M-2                     [A / A2]                          13.00%                           26.00%
                                                         Class M-3                  [BBB+ / Baa1]                        9.50%                            19.00%
                                                         Class M-4                   [BBB / Baa2]                        6.70%                            13.40%

                                                  For any class of Offered Certificates, the initial credit support is the aggregate Certificate Principal Balance of all
                                                  Offered Certificates subordinate to such class as a percentage of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, plus the initial Overcollateralization.

 SUBORDINATION PERCENTAGE:                                          CLASS                                     RATING (M/S)                            SUBORDINATION %
                                                                   Class A                                   [AAA / Aaa]                                 46.60%
                                                                  Class M-1                                   [AA / Aa2]                                 62.00%
                                                                  Class M-2                                    [A / A2]                                  74.00%
                                                                  Class M-3                                 [BBB+ / Baa1]                                81.00%
                                                                  Class M-4                                  [BBB / Baa2]                                86.60%

 OVERCOLLATERALIZATION AMOUNT:                    The Overcollateralization Amount with respect to any Distribution Date is the excess, if any, of (i) the aggregate Stated
                                                  Principal Balance of the Mortgage Loans before giving effect to distributions of principal to be made on that Distribution
                                                  Date, over (ii) the sum of the aggregate Certificate Principal Balance of the Class A and Class M Certificates, as of such date, before taking into account the distributions of principal to be made on such Distribution Date.

                                                  The Overcollateralization Amount will initially be approximately 6.70% of the Cut-off Date Principal Balance of the Mortgage
                                                  Loans.

  REQUIRED OVERCOLLATERALIZATION AMOUNT:         As of any distribution date, (a) if such distribution date is prior to the Stepdown Date, the sum of approximately 6.70%  of the aggregate Cut-off Date Principal Balance of the Mortgage Loans and an amount by which the Certificate Principal Balances of the Class M-4 Certificates have been reduced by any payments from Excess Cash Flow pursuant to clause (9) under the heading
                                                 "Excess Cash Flow Distributions" below, on any prior distribution dates, or (b) if such distribution date is on or after the
                                                 Stepdown Date, the lesser of (i) the sum of (1) approximately 6.70%  of the aggregate Cut-off Date Principal Balance of the
                                                 Mortgage Loans and (2) the amount by which the Certificate Principal Balances of the Class M-4 Certificates have been reduced by any payments from Excess Cash Flow pursuant to clause (9) under the heading "Excess Cash Flow Distributions" below, on any prior distribution dates and (ii) the greater of (1) the excess of (x) approximately 19.00%  of the then current aggregate outstanding Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date over (y) the aggregate Class Certificate Balance of the Class M-4 Certificates and (2) the Overcollateralization Floor.
                                                 Notwithstanding the foregoing, if a Trigger Event is in effect, the Required Overcollateralization Amount shall be an amount equal to the Required Overcollateralization Amount for the immediately preceding distribution date plus any amount by which the Certificate Principal Balances of the Class M-4 Certificates have been reduced by any payments of Excess Cash Flow pursuant to clause (9) under the heading "Excess Cash Flow Distributions" for the prior distribution date.

  OVERCOLLATERALIZATION FLOOR:                   An amount equal to 0.50% of the Cut-off Date Principal Balance of the Mortgage Loans; provided, however, with respect to any
                                                 Distribution Date on or after Distribution Date in June 2027, the "Overcollateralization Floor" with respect to such
                                                 Distribution Date shall be the greater of (i) an amount equal to 0.50% of the Cut-off Date Principal Balance of the Mortgage
                                                 Loans, or (ii) the sum of (a) the aggregate Stated Principal Balance of the Mortgage Loans for which the original term to maturity of is 40 years before giving effect to distributions of principal to be made on such Distribution Date, and (b) 0.10%
                                                 of the Cut-Off Date Balance.

  OVERCOLLATERALIZATION REDUCTION AMOUNT:        With respect to any Distribution Date, the amount equal to the lesser of (a) the excess of the Overcollateralization Amount over the Required Overcollateralization Amount for that Distribution Date and (b) the Principal Remittance Amount for that
                                                 Distribution Date.

  OVERCOLLATERALIZATION INCREASE AMOUNT:         With respect to any Distribution Date, an amount equal to the lesser of (1) the sum of (a) the Excess Cash Flow available for payment of the Overcollateralization Increase Amount for that Distribution Date, as provided in clause (3) under the heading
                                                 "Excess Cash Flow Distributions" below and (b) any available amounts as provided in clause (2) under the "Yield Maintenance
                                                 Agreement" and clause (2) under the "Swap Agreement", and (2) the excess, if any, of (x) the Required Overcollateralization
                                                 Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

  STEPDOWN DATE:                                 The earlier to occur of (i) the Distribution Date immediately succeeding the Distribution Date on which the aggregate
                                                 Certificate Principal Balance of the Class A Certificates has been reduced to zero or (ii) the later to occur of (x) the
                                                 Distribution Date in July 2010 (37th Distribution Date) and (y) the first Distribution Date on which the Senior Enhancement
                                                 Percentage (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loans, but prior to any distribution of principal to the holders of the Certificates) is equal to or greater than approximately 53.40%.

  SENIOR ENHANCEMENT PERCENTAGE:                 On any Distribution Date, the Senior Enhancement Percentage will be equal to a fraction, the numerator of which is the sum of
                                                 (x) the aggregate Certificate Principal Balance of the Class M Certificates immediately prior to that Distribution Date and
                                                 (y) the Overcollateralization Amount, in each case prior to the distribution of the Principal Distribution Amount on such
                                                 Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

  EXCESS CASH FLOW:                              For any Distribution Date, the sum of (a) the excess of the available distribution amount over the sum of (x) the interest distribution amount for the Offered Certificates for that Distribution Date and (y) the Principal Remittance Amount for that
                                                 Distribution Date and (b) any Overcollateralization Reduction Amount, if any, for that Distribution Date.

                                                 Excess Cash Flow may be used, among other things, to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

 SIXTY-PLUS DELINQUENCY PERCENTAGE:              With respect to any distribution  date, the fraction,  expressed as a percentage,  equal to (x) the aggregate Stated Principal
                                                 Balance of the Mortgage Loans that are 60 or more days  delinquent in payment of principal and interest for that  distribution date,  including  Mortgage Loans in foreclosure and REO, over (y) the aggregate Stated Principal Balance of all Mortgage Loans immediately preceding that distribution date.

 TRIGGER EVENT:                                  A Trigger  Event will be in effect for any  Distribution  Date on or after the Stepdown  Date if EITHER of the  following  two events has occurred with respect to that Distribution Date:

                                                1.       the  three-month  average of the Sixty-Plus  Delinquency  Percentage for such  Distribution  Date and the preceding two
                                                             Distribution Dates equals or exceeds [43.88%] of the Senior Enhancement Percentage for that Distribution Date;

                                                2.       on or after the Distribution Date in July 2009 the cumulative  realized losses on the Mortgage Loans as a percentage of the Cut-off Date Principal Balance of the Mortgage Loans exceed the following amounts:

                                                ----------------------------------------------------------------------------------------------------------------------------------
                                                                     Distribution Date                                            Required Loss Percentage
                                                ----------------------------------------------------------------------------------------------------------------------------------
                                                July 2009 through June 2010                                 [1.65%] with respect to month 25, plus an additional 1/12 of [2.10%]
                                                (Distribution Dates 25 to 36)                               for each month thereafter
                                                ----------------------------------------------------------------------------------------------------------------------------------
                                                July 2010 through June 2011                                 [3.75%] with respect to month 37, plus an additional 1/12 of [1.25%]
                                                (Distribution Dates 37 to 48)                               for each month thereafter
                                                ----------------------------------------------------------------------------------------------------------------------------------
                                                July 2011 through June 2012                                 [5.00%] with respect to month 49, plus an additional 1/12 of [1.00%]
                                                (Distribution Dates 49 to 60)                               for each month thereafter
                                                ----------------------------------------------------------------------------------------------------------------------------------
                                                July 2012 through June 2013                                 [6.00%] with respect to month 61, plus an additional 1/12 of [0.50%]
                                                (Distribution Dates 61 to 72)                               for each month thereafter
                                                ----------------------------------------------------------------------------------------------------------------------------------
                                                July 2013 and thereafter                                    [6.50%]
                                                (Distribution Dates 73+)
                                                ----------------------------------------------------------------------------------------------------------------------------------

 YIELD MAINTENANCE AGREEMENT
  Any amounts payable under the Yield Maintenance Agreement on each Distribution Date will be distributed as follows:

 On any Distribution Date, to the extent not already covered by Excess Cash Flow, payments received by the trust under the Yield Maintenance Agreement will be allocated among the certificates as set forth in the Prospectus in the following order of priority:

1.   as part of the Principal  Distribution Amount, to pay to the holders of the Offered Certificates,  in the priority described under
     "Principal  Distributions" below, in reduction of their Certificate  Principal Balances,  the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;

2.   to pay the holders of the Offered  Certificates  as part of the Principal  Distribution  Amount,  in the priority  described under
     "Principal Distributions" below, any Overcollateralization Increase Amount;

3.   to pay the holders of the Offered  Certificates,  the amount of any  Prepayment  Interest  Shortfalls  allocated  thereto for that
     Distribution Date, on a pro rata basis based on Prepayment Interest Shortfalls allocated thereto, to the extent not covered by the
     Eligible Master Servicing Compensation on that Distribution Date;

4.   to pay to the holders of the Offered  Certificates,  any Prepayment Interest  Shortfalls  remaining unpaid from prior Distribution
     Dates together with interest thereon,  on a pro rata basis based on unpaid prepayment  interest  shortfalls  previously  allocated thereto;

5.   to pay to the holders of the Class A Certificates on a pro rata basis,  and then to the Class M-1, Class M-2, Class M-3, and Class
     M-4 Certificates in that order of priority, the amount of any Net WAC Cap Rate Shortfall Carry-Forward Amounts remaining unpaid as of that Distribution Date;

6.   to pay to the holders of the Offered Certificates,  the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

7.   to pay to the holders of the Class A Certificates  on a pro rata basis,  and then to the Class M-1, Class M-2, Class M-3 and Class
     M-4 Certificates in that order of priority,  the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

8.   to pay any swap termination payments owed to the swap counterparty due to a Swap Counterparty Trigger Event; and

9.   to pay any balance remaining as provided in the pooling and servicing agreement.

  SWAP AGREEMENT

 On any Distribution Date, net swap payments received from the swap counterparty by the supplemental interest trust will be deposited by the trustee into the Supplemental
 Interest Trust account and, to the extent not already covered by Excess Cash Flow and payments received by the trust under the Yield Maintenance Agreement, will be allocated among the certificates as set forth in the Prospectus in the following order of priority:

1.   as part of the Principal  Distribution Amount, to pay to the holders of the Offered Certificates,  in the priority described under
     "Principal  Distributions" below, in reduction of their Certificate  Principal Balances,  the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;

2.   to pay the holders of the Offered  Certificates  as part of the Principal  Distribution  Amount,  in the priority  described under
     "Principal Distributions" below, any Overcollateralization Increase Amount;

3.   to pay the  holders  of  Offered  Certificates,  the amount of any  Prepayment  Interest  Shortfalls  allocated  thereto  for that
     Distribution Date, on a pro rata basis based on Prepayment Interest Shortfalls allocated thereto, to the extent not covered by the
     Eligible Master Servicing Compensation on that Distribution Date;

4.   to pay to the holders of the Offered  Certificates,  any Prepayment Interest  Shortfalls  remaining unpaid from prior Distribution
     Dates together with interest thereon,  on a pro rata basis based on unpaid prepayment  interest  shortfalls  previously  allocated thereto;

5.   to pay to the holders of the Class A Certificates on a pro-rata  basis,  and then to the Class M-1, Class M-2, Class M-3 and Class
     M-4 Certificates in that order of priority, the amount of any Net WAC Cap Rate Shortfall Carry-Forward Amounts remaining unpaid as of that Distribution Date;

6.   to pay to the holders of the Offered Certificates,  the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

7.   to pay to the holders of the Class A Certificates on a pro-rata basis,  and then to the Class M-1, Class M-2, Class M-3, and Class
     M-4 Certificates in that order of priority,  the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

8.   to pay any balance remaining as provided in the pooling and servicing agreement.

DISTRIBUTIONS

INTEREST DISTRIBUTIONS:
                                                   On each Distribution Date, accrued and unpaid interest (less any Prepayment Interest Shortfalls not covered by Eligible
                                                   Master Servicing Compensation, any Relief Act Shortfalls or any Deferred Interest Shortfall) will be paid to the holders of
                                                   Offered Certificates to the extent of the available distribution amount as described in the Prospectus in the following order of priority:

                                                  1.       To the Class A Certificates, pro rata;
                                                  2.       To the Class M-1 Certificates;
                                                  3.       To the Class M-2 Certificates;
                                                  4.       To the Class M-3 Certificates; and
                                                  5.       To the Class M-4 Certificates.
PRINCIPAL DISTRIBUTIONS:
                                                   On each Distribution Date, the Principal Distribution Amount will be distributed as follows:

                                                  1.       To the Class A-1, Class A-2 and Class A-3 Certificates, sequentially, the Class A Principal Distribution Amount until the Certificate Principal Balance of each class of Class A Certificates is reduced to zero; provided that on or after the first Distribution Date on which the Certificate Principal Balances of the Class M Certificates and
                                                               the Overcollateralization Amount have been reduced to zero, holders of the Class A-1 Certificates, the Class
                                                               A-2 Certificates and the Class A-3 Certificates will receive such portion of the Principal Distribution Amount, on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero.
                                                  2.       To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-1 Certificates is reduced to zero;
                                                  3.       To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-2 Certificates is reduced to zero;
                                                  4.       To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-3 Certificates is reduced to zero; and
                                                  5.       To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-4 Certificates is reduced to zero.

CAPITALIZATION REIMBURSEMENT AMOUNT:
                                                    With respect to any Distribution Date, the amount of Advances or Servicing Advances that were added to the outstanding principal balance of the Mortgage Loans during the preceding calendar month on or prior to such distribution date and for which the master servicer or subservicer is entitled to be reimbursed, plus the Capitalization Reimbursement Shortfall
                                                    Amount remaining unreimbursed from any prior distribution date and reimbursed to the master servicer or servicer on or prior to such distribution date. The master servicer or subservicer will be entitled to be reimbursed for Capitalized
                                                    Reimbursement Amounts only from the principal collections on the related Mortgage Loans.
CAPITALIZATION REIMBURSEMENT SHORTFALL AMOUNT:
                                                    With respect to any Distribution Date, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the principal balance of the Mortgage Loans during the preceding calendar month exceeds the amount of principal payments on those Mortgage Loans included in the related Available Distribution Amount for that distribution date.
EXCESS CASH FLOW DISTRIBUTIONS:
                                                    On any Distribution Date, the Excess Cash Flow and subsequent recoveries received by the Master Servicer with respect to any defaulted Mortgage Loan will be allocated among the certificates as set forth in the Prospectus in the following order of priority:

                                                   1.       as part of the Principal Distribution Amount, to pay to the holders of the Class A Certificates and Class M
                                                                Certificates, in the priority described under "Principal Distributions" below, in reduction of their
                                                                Certificate Principal Balances, the principal portion of realized losses previously allocated to reduce the
                                                                Certificate Principal Balance of any class of Class A or Class M Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries for that Distribution Date;
                                                   2.       as part of the Principal Distribution Amount, to pay to the holders of the Class A Certificates and Class M
                                                                Certificates, in the priority described under "Principal Distributions" below, in reduction of their
                                                                Certificate Principal Balances, the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;
                                                   3.       to pay the holders of the Class A Certificates and Class M Certificates as part of the Principal Distribution
                                                                Amount, in the priority described under "Principal Distributions" below, any Overcollateralization Increase
                                                                Amount;
                                                   4.       to pay the holders of Class A Certificates and Class M Certificates, the amount of any Prepayment Interest
                                                                Shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on Prepayment Interest
                                                                Shortfalls allocated thereto, to the extent not covered by the Eligible Master Servicing Compensation on that
                                                                Distribution Date;
                                                   5.       to pay to the holders of the Class A Certificates and Class M Certificates, any Prepayment Interest Shortfalls
                                                                remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;
                                                   6.       to pay to the holders of the Class A Certificates on a pro-rata basis, and then to the Class M-1, Class M-2, Class
                                                                M-3, and Class M-4 Certificates in that order of priority, the amount of any Net WAC Cap Rate Shortfall
                                                                Carry-Forward Amounts remaining unpaid as of that Distribution Date;
                                                   7.       to pay to the holders of the Class A Certificates and Class M Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution
                                                                Date;
                                                   8.       to pay to the holders of the Class A Certificates on a pro-rata basis, and then to the Class M-1, Class M-2, Class
                                                                M-3, and Class M-4 Certificates in that order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;
                                                   9.       to pay the holders of the Class M-4 Certificates, as principal, an amount equal to 75% of the Excess Cash Flow remaining after payment of priorities (1) through (8), after application of the Principal Distribution Amount for that distribution date, until the Certificate Principal Balance of the Class M-4 Certificates has been reduced to zero;
                                                   10.      to pay any swap termination payments owed to the swap counterparty due to a Swap Counterparty Trigger Event; and
                                                   11.      to pay any balance remaining as provided in the pooling and servicing agreement.

PRINCIPAL REMITTANCE AMOUNT:
                                                    For any Distribution Date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

PRINCIPAL DISTRIBUTION AMOUNT:                       For any Distribution Date, the lesser of (a) the excess of (x) the available distribution amount (inclusive of any net swap payments and Yield Maintenance Agreement payments received by the trustee on that distribution date) over (y) the
                                                     Interest Distribution Amount and (b) the sum of the following amounts:

                                                   1.       the Principal Remittance Amount for the Mortgage Loans,
                                                   2.       the lesser of (a) subsequent recoveries for that Distribution Date and (b) the principal portion of any realized losses allocated to any class of Class A and Class M Certificates on a prior Distribution Date and remaining unpaid;
                                                   3.       the sum of (I) the lesser of (a) the Excess Cash Flow for that Distribution Date, to the extent not used in the clause (2) above on such Distribution Date, and (b) the principal portion of any realized losses incurred, or deemed to have been incurred, on any Mortgage Loans in the calendar month preceding that Distribution Date to the extent covered by Excess Cash Flow for that Distribution Date; (II) the principal portion of any Realized Losses incurred, or deemed to have been incurred, on any Mortgage Loans in the calendar month preceding that Distribution
                                                            Date to the extent covered by payments under the Yield Maintenance Agreement for that Distribution Date; and (III)
                                                            the principal portion of any Realized Losses incurred, or deemed to have been incurred, on any Mortgage Loans in the calendar month preceding that Distribution Date to the extent covered by payments made by the swap counterparty for that Distribution Date; and
                                                   4.       the sum of (I) the lesser of (a) the Excess Cash Flow for that Distribution Date, to the extent not used pursuant to the clause (2) and clause (3) above on such Distribution Date, and (b) the amount of any Overcollateralization
                                                            Increase Amount (provided for purposes of this clause, the Overcollateralization Increase Amount will be calculated without giving effect to the availability of the amounts described in clause (9) under the heading
                                                            "Excess Cash Flow Distributions" for that Distribution Date); (II) the amount of any Overcollateralization
                                                            Increase Amount for that Distribution Date to the extent covered by payments under the Yield Maintenance Agreement and (III) the amount of any Overcollateralization Increase Amount for that Distribution Date to the extent covered by payments made by the swap counterparty;

                                                        minus

                                                   5.       the amount of any Overcollateralization Reduction Amount for that Distribution Date;
                                                   6.       the amount of any Deferred Interest paid out of principal collections as part of the related Interest Distribution
                                                            Amount for that distribution date, as described under "Interest Distributions" above;
                                                   7.       any Capitalization Reimbursement Amount; and
                                                   8.       any net swap payments or Swap Termination Payment not due to a Swap Counterparty Trigger Event owed to the swap counterparty to the extent not previously paid from interest or principal collections on the Mortgage Loans.

                                                    In no event will the Principal Distribution Amount on any Distribution Date be less than zero or greater than the outstanding aggregate Certificate Balance of the Class A and Class M Certificates.

CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
                                                    With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the
                                                    Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the Principal Distribution
                                                    Amount for that Distribution Date and (b) the excess, if any, of (x) the aggregate Certificate Principal Balance of the
                                                    Class A Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable
                                                    Subordination Percentage and the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to the distributions to be made on such Distribution Date minus the Overcollateralization Floor.
CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT:
                                                    With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining  Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining  Principal Distribution Amount for that Distribution
                                                    Date after distribution of the Class A Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates, after taking into account the payment of the Class A
                                                    Principal Distribution Amount for that Distribution Date and (ii) the Certificate Principal Balance of the Class M-1
                                                    Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable
                                                    Subordination Percentage and the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the Overcollateralization Floor.
CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT:
                                                    With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount, or (ii) on or
                                                    after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining
                                                    Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate Certificate
                                                    Principal Balance of the Class A Certificates and Class M-1 Certificates, after taking into account the payment of the
                                                    Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount for that Distribution Date and (ii) the
                                                    Certificate Principal Balance of the Class M-2 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the aggregate Stated Principal Balance of the Mortgage
                                                    Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate Stated Principal
                                                    Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the
                                                    Overcollateralization Floor.
CLASS M-3 PRINCIPAL DISTRIBUTION AMOUNT:
                                                    With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after
                                                    distribution of the     Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class
                                                    M-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that
                                                    Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2
                                                    Principal Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the
                                                    Class A Certificates, Class M-1 Certificates and Class M-2 Certificates, after taking into account the payment of the Class
                                                    A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount for
                                                    that Distribution Date and (ii) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to that
                                                    Distribution Date over (y) the lesser of (i) the product of the applicable Subordination Percentage and the aggregate
                                                    Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the Overcollateralization Floor.
CLASS M-4 PRINCIPAL DISTRIBUTION AMOUNT:
                                                    With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2
                                                    Principal Distribution Amount and the Class M-3 Principal Distribution Amount or (ii) on or after the Stepdown Date if a
                                                    Trigger Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal
                                                    Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount and (b)
                                                    the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates, Class M-1
                                                    Certificates, Class M-2 Certificates and Class M-3 Certificates, after taking into account the payment of the Class A
                                                    Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount and Class
                                                    M-3 Principal Distribution Amount for that Distribution Date and (ii) the Certificate Principal Balance of the Class M-4
                                                    Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the product of the applicable
                                                    Subordination Percentage and the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (ii) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the Overcollateralization Floor.

ALLOCATION OF LOSSES:                              Any realized losses will be allocated in the following order of priority:

                                                   1.       To Excess Cash Flow for the related Distribution Date;
                                                   2.       To amounts available under the Yield Maintenance Agreement;
                                                   3.       To Net Swap Payments received from the Swap Counterparty;
                                                   4.       To the Overcollateralization Amount, until reduced to zero;
                                                   5.       To the Class M-4 Certificates, until reduced to zero;
                                                   6.       To the Class M-3 Certificates, until reduced to zero;
                                                   7.       To the Class M-2 Certificates, until reduced to zero;
                                                   8.       To the Class M-1 Certificates, until reduced to zero; and
                                                   9.       To the Class A Certificates on a pro-rata basis, until reduced to zero.

                                       YIELD MAINTENANCE AGREEMENT

   On the  Closing  Date,  the  Trustee  will  enter  into a  Yield  Maintenance  Agreement  with  [TBD]
   ("Counterparty")  for the benefit of the Class A and Class M Certificates.  On each Distribution Date in or after September 2007,  payments under the Yield Maintenance  Agreement will be made based on an amount  equal to the  lesser of (a) the  notional  amount  set  forth in the table  below and (b) the outstanding  aggregate  Certificate  Principal  Balance  of the  Class  A and  Class  M  Certificates
   immediately  preceding that  Distribution  Date. The  Counterparty  will be obligated to make monthly payments to the Trustee  when  one-month  LIBOR  exceeds the strike  rates set forth below  beginning with the Distribution  Date in September 2007. The Yield  Maintenance  Agreement will terminate after the Distribution Date in June 2012.

                    DISTRIBUTION
     PERIOD             DATE           NOTIONAL BALANCE ($)        STRIKE (%)        PERIOD      DISTRIBUTION DATE     NOTIONAL BALANCE ($)         STRIKE (%)
----------------- ----------------- --------------------------- ----------------- -------------- ------------------ --------------------------- -------------------
       1              07/25/07                 N/A                    N/A              32            02/25/10             11,350,028.90              5.790000
       2              08/25/07                 N/A                    N/A              33            03/25/10             11,312,898.66              5.799000
       3              09/25/07             3,259,746.91             5.602000           34            04/25/10             11,266,738.89              5.808000
       4              10/25/07             4,972,841.80             5.600000           35            05/25/10             11,212,251.42              5.816000
       5              11/25/07             6,787,459.12             5.603000           36            06/25/10             11,150,094.19              5.824000
       6              12/25/07             8,367,870.59             5.605000           37            07/25/10             11,080,883.97              5.833000
       7              01/25/08            10,179,906.14             5.607000           38            08/25/10             10,997,532.94              5.842000
       8              02/25/08            11,711,758.27             5.608000           39            09/25/10             10,916,149.17              5.852000
       9              03/25/08            12,902,533.89             5.610000           40            10/25/10             10,829,104.85              5.861000
       10             04/25/08            14,152,612.28             5.614000           41            11/25/10             10,695,646.43              5.871000
       11             05/25/08            15,357,713.97             5.620000           42            12/25/10             10,600,524.56              5.880000
       12             06/25/08            16,437,766.83             5.630000           43            01/25/11             10,451,000.92              5.889000
       13             07/25/08            17,406,845.12             5.639000           44            02/25/11             10,349,658.04              5.898000
       14             08/25/08            18,277,649.87             5.645000           45            03/25/11             10,238,252.08              5.907000
       15             09/25/08            19,040,553.00             5.652000           46            04/25/11             10,130,710.80              5.915000
       16             10/25/08            19,798,259.35             5.659000           47            05/25/11             10,020,366.12              5.923000
       17             11/25/08            20,456,420.26             5.666000           48            06/25/11              9,907,483.98              5.931000
       18             12/25/08            21,655,591.34             5.673000           49            07/25/11              9,792,457.32              5.940000
       19             01/25/09            14,703,966.75             5.680000           50            08/25/11              9,675,127.69              5.950000
       20             02/25/09            13,263,813.96             5.688000           51            09/25/11              9,528,381.54              5.960000
       21             03/25/09            13,435,347.58             5.695000           52            10/25/11              9,373,494.82              5.969000
       22             04/25/09            13,598,750.21             5.703000           53            11/25/11              8,968,052.16              5.978000
       23             05/25/09            13,646,563.63             5.711000           54            12/25/11              8,511,150.75              5.986000
       24             06/25/09            13,647,448.40             5.719000           55            01/25/12              8,143,233.48              5.994000
       25             07/25/09            13,678,385.66             5.727000           56            02/25/12              7,891,853.00              6.002000
       26             08/25/09            13,680,018.08             5.736000           57            03/25/12              7,804,791.08              6.008000
       27             09/25/09            13,673,426.85             5.745000           58            04/25/12              7,716,312.36              6.014000
       28             10/25/09            13,650,267.10             5.755000           59            05/25/12              7,626,569.03              6.020000
       29             11/25/09            13,486,989.92             5.764000           60            06/25/12              7,535,705.47              6.025000
       30             12/25/09            13,362,468.75             5.773000           61            07/25/12                  N/A                     N/A
       31             01/25/10            12,218,328.24             5.782000

                                              SWAP AGREEMENT

 On the  Closing  Date,  the  Supplemental  Interest  Trust  Trustee on behalf of a trust  ("Supplemental
 Interest Trust") will enter into a Swap Agreement with [TBD] (the "Swap  Counterparty")  for the benefit of the Class A and Class M  Certificates.  The Swap  Agreement will have an initial  notional  amount of approximately  $[283,621,957].  Under the Swap Agreement,  on each  Distribution Date in or after August
 2007 (i) the  Supplemental  Interest Trust shall be obligated to pay to the Swap  Counterparty an amount equal to [5.550]%  per annum on a notional  amount  equal to the lesser of (a) the  notional  amount set forth in the table below and (b) the outstanding  aggregate  Certificate  Principal Balance of the Class
 A and Class M  Certificates  immediately  preceding  that  Distribution  Date and (ii) the  Supplemental
 Interest  Trust will be entitled to receive  from the Swap  Counterparty  an amount  equal to  One-Month
 LIBOR on a notional  amount equal to the lesser of (a) the notional  amount set forth in the table below and  (b)  the  outstanding  aggregate  Certificate  Principal  Balance  of  the  Class  A  and  Class  M
 Certificates  immediately  preceding that Distribution  Date, in each case as accrued during the related swap  accrual  period,  until  the  swap is  retired.  The  Swap  Agreement  will  terminate  after  the
 Distribution  Date in June 2012.  Only the net amount of the two  obligations  above will be paid by the appropriate  party.  Upon early  termination of the Swap Agreement,  the Supplemental  Interest Trust or
 the Swap Counterparty may be liable to make a termination  payment (the "Swap  Termination  Payment") to the other party,  regardless of which party caused the termination.  The Swap  Termination  Payment will be computed in accordance  with the  procedures set forth in the Swap  Agreement.  In the event that the
 Supplemental  Interest Trust is required to make a Swap Termination  Payment,  that payment will be paid on the related  Distribution  Date, and on any subsequent  Distribution  Dates until paid in full, prior to distributions  to  Certificateholders  (other than a Swap Termination  Payment due to a Swap Provider
 Trigger Event).

 Amounts  payable  by  the  Supplemental  Interest  Trust  in  respect  of net  swap  payments  and  Swap
 Termination  Payments (other than Swap Termination  Payments resulting from a Swap Counterparty  Trigger
 Event)  will be  deducted  from  available  funds  before  distributions  to the  holders of the Class A
 Certificates and Class M Certificates.  On each  Distribution  Date, such amounts will be distributed by the  Supplemental  Interest Trust to the swap  counterparty,  first to make any net swap payment owed to the swap  counterparty  pursuant to the swap  agreement for such  Distribution  Date, and second to make any  Swap  Termination  Payment  not  due  to a  Swap  Counterparty  Trigger  Event  owed  to  the  swap counterparty  pursuant to the swap agreement.  Payments by the  Supplemental  Interest Trust to the swap counterparty in respect of any Swap Termination  Payment triggered by a Swap Counterparty  Trigger Event pursuant to the swap  agreement  will be  subordinated  to  distributions  to the holders of the Class A
 Certificates and Class M Certificates  and will be paid by the  Supplemental  Interest Trust to the swap counterparty as set forth in the pooling and servicing agreement.

                                         SWAP AGREEMENT (CONT'D)

     PERIOD       DISTRIBUTION DATE      NOTIONAL BALANCE ($)          PERIOD      DISTRIBUTION DATE       NOTIONAL BALANCE ($)
----------------- ------------------- ---------------------------- --------------- ------------------- -----------------------------
       1               07/25/07                   N/A                    32             02/25/10              48,020,850.03
       2               08/25/07             283,621,956.85               33             03/25/10              46,406,411.05
       3               09/25/07             274,761,803.75               34             04/25/10              44,849,826.23
       4               10/25/07             264,815,953.31               35             05/25/10              43,348,821.65
       5               11/25/07             254,923,899.46               36             06/25/10              41,901,223.02
       6               12/25/07             243,260,970.00               37             07/25/10              40,504,950.79
       7               01/25/08             232,967,883.99               38             08/25/10              39,148,693.48
       8               02/25/08             221,728,518.91               39             09/25/10              37,849,752.64
       9               03/25/08             210,623,465.26               40             10/25/10              36,596,103.11
       10              04/25/08             201,085,601.22               41             11/25/10              35,341,513.42
       11              05/25/08             192,691,206.85               42             12/25/10              34,176,643.05
       12              06/25/08             184,694,586.95               43             01/25/11              33,000,196.72
       13              07/25/08             177,054,558.38               44             02/25/11              31,917,736.21
       14              08/25/08             169,733,692.00               45             03/25/11              30,865,932.62
       15              09/25/08             162,647,539.82               46             04/25/11              29,857,034.92
       16              10/25/08             155,652,635.02               47             05/25/11              28,882,590.89
       17              11/25/08             148,452,597.53               48             06/25/11              27,941,299.21
       18              12/25/08             138,560,294.11               49             07/25/11              27,032,060.67
       19              01/25/09              95,571,924.43               50             08/25/11              26,152,910.57
       20              02/25/09              82,756,979.51               51             09/25/11              25,279,164.20
       21              03/25/09              78,525,794.97               52             10/25/11              24,429,286.83
       22              04/25/09              75,052,739.21               53             11/25/11              23,395,117.66
       23              05/25/09              71,962,622.20               54             12/25/11              22,353,318.28
       24              06/25/09              69,215,470.25               55             01/25/12              21,421,167.83
       25              07/25/09              66,687,057.34               56             02/25/12              20,615,860.89
       26              08/25/09              64,241,567.44               57             03/25/12              19,973,003.62
       27              09/25/09              61,913,266.73               58             04/25/12              19,350,237.45
       28              10/25/09              59,677,741.17               59             05/25/12              18,746,926.68
       29              11/25/09              57,302,741.89               60             06/25/12              18,162,456.23
       30              12/25/09              55,119,347.16               61             07/25/12                   N/A
       31              01/25/10              51,230,305.49

                                                                             THE MORTGAGE LOANS

============================================ ============================== ============================== =============================
Aggregate Current Principal Balance                                                 $299,339,716
Aggregate Original Principal Balance                                                $300,956,700
Number of Mortgage Loans                                                                1,407
============================================ ============================== ============================== =============================
                                                      AVERAGE(1)                       MINIMUM                       MAXIMUM
Original Principal Balance                             $213,900                        $10,000                      $2,000,000
Current Principal Balance                              $212,750                        $6,309                       $1,959,506
-------------------------------------------- ------------------------------ ------------------------------ -----------------------------
                                                 WEIGHTED AVERAGE (2)                  MINIMUM                       MAXIMUM
Original Term (mos)                                       354                            120                           480
Stated Remaining Term (mos)                               346                            22                            473
Loan Age (mos)                                             8                              4                            127
Current Interest Rate                                    7.56%                          4.63%                        16.500%
Original Loan-to-Value                                  79.38%                         12.00%                        107.00%
Current Loan-to-Value (3)                               79.19%                          9.00%                        106.00%
Credit Score                                              671                            580                           818
============================================ ============================== ============================== =============================
                                                        EARLIEST                        LATEST
Maturity Date                                       April 26, 2009                November 1, 2046

                                                    NUMBER OF LOANS               PRINCIPAL BALANCE           % OF PRINCIPAL BALANCE
Fully Amortizing                                          820                       $143,989,885                      48.10%
Balloon                                                   317                        $72,420,680                      24.19%
Interest Only                                             270                        $82,929,151                      27.70%
Negative Amortization                                     32                         $9,311,861                       3.11%

Cooperatives                                               1                          $306,165                        0.10%
Condotels                                                  1                          $232,045                        0.08%
Modified Loans                                             9                         $1,150,863                       0.38%
Loans with DTI Greater Than 60%                           21                         $4,301,876                       1.44%

DELINQUENCY STATUS                              % OF PRINCIPAL BALANCE
Current                                                 100.00%
============================================ ============================== ============================== =============================

1)       Sum of Principal Balance divided by total number of loans.
2)       Weighted by Current Principal Balance.
3)       In the above Summary Table and the following mortgage loan tables, the current loan-to-value ratio has been calculated based on the current principal balance of the relevant combined first lien (or second lien plus any existing senior balance) divided by the original appraised value of the relevant property as indicated in the loan file rounded up to the nearest dollar.  Second lien Mortgage Loans represent approximately 2.80% of the portfolio.

CREDIT SCORE DISTRIBUTION OF THE MORTGAGE LOANS

--------------------------------------------------- ----------------- ---------------------- -------------------- ----------------- --------------- --------------- ----------------
                                                                                                                                       WEIGHTED        WEIGHTED        WEIGHTED
                                                                                                                      AVERAGE          AVERAGE         AVERAGE          AVERAGE
RANGE OF                                               NUMBER OF            PRINCIPAL           PERCENTAGE OF        PRINCIPAL          CREDIT         COMBINED        SEASONING
CREDIT SCORES                                        MORTGAGE LOANS          BALANCE           MORTGAGE LOANS         BALANCE           SCORE        ORIGINAL LTV      (MONTHS)
--------------------------------------------------- ----------------- ---------------------- -------------------- ----------------- --------------- --------------- ----------------
 580 - 599                                                       112             25,146,692                8.40%           224,524             591           79.43                8
--------------------------------------------------- ----------------- ---------------------- -------------------- ----------------- --------------- --------------- ----------------
 600 - 619                                                       156             35,035,740               11.70%           224,588             610           80.11                7
--------------------------------------------------- ----------------- ---------------------- -------------------- ----------------- --------------- --------------- ----------------
 620 - 639                                                       199             41,938,488               14.01%           210,746             629           80.32                7
--------------------------------------------------- ----------------- ---------------------- -------------------- ----------------- --------------- --------------- ----------------
 640 - 659                                                       205             41,215,289               13.77%           201,050             648           80.04                7
--------------------------------------------------- ----------------- ---------------------- -------------------- ----------------- --------------- --------------- ----------------
 660 - 679                                                       183             32,013,811               10.69%           174,939             669           79.90                8
--------------------------------------------------- ----------------- ---------------------- -------------------- ----------------- --------------- --------------- ----------------
 680 - 699                                                       151             33,696,347               11.26%           223,155             688           78.69                9
--------------------------------------------------- ----------------- ---------------------- -------------------- ----------------- --------------- --------------- ----------------
 700 - 719                                                       106             23,569,195                7.87%           222,351             709           80.79                8
--------------------------------------------------- ----------------- ---------------------- -------------------- ----------------- --------------- --------------- ----------------
 720 - 739                                                       115             24,459,227                8.17%           212,689             728           79.80                8
--------------------------------------------------- ----------------- ---------------------- -------------------- ----------------- --------------- --------------- ----------------
 740 - 759                                                        68             18,329,246                6.12%           269,548             750           77.28                8
--------------------------------------------------- ----------------- ---------------------- -------------------- ----------------- --------------- --------------- ----------------
 760 or greater                                                  112             23,935,680                8.00%           213,711             782           75.51               13
--------------------------------------------------- ----------------- ---------------------- -------------------- ----------------- --------------- --------------- ----------------
TOTAL:                                                         1,407            299,339,716              100.00%           212,750             671           79.38                8
--------------------------------------------------- ----------------- ---------------------- -------------------- ----------------- --------------- --------------- ----------------

*For substantially all of the Mortgage Loans, the Credit Score was updated prior to cut-off date.

As of the cut-off date, the weighted average Credit Score of the Mortgage Loans will be approximately 671.

     ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE MORTGAGE LOANS

     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
                                                                                                                                             WEIGHTED        WEIGHTED        WEIGHTED
                                                                                                                          AVERAGE             AVERAGE        AVERAGE         AVERAGE
     RANGE OF ORIGINAL MORTGAGE                NUMBER OF             PRINCIPAL               PERCENTAGE OF               PRINCIPAL            CREDIT         ORIGINAL       SEASONING
     LOAN PRINCIPAL BALANCES                 MORTGAGE LOANS           BALANCE               MORTGAGE LOANS                BALANCE              SCORE           LTV           (MONTHS)
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     $   50,000 or less                                   157               4,788,558                      1.60%                   30,500            689           85.86              15
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     $   50,001 - $  100,000                              206              15,890,540                      5.31%                   77,139            673           81.44              11
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     $  100,001 - $  150,000                              241              30,064,495                     10.04%                  124,749            660           81.02               9
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     $  150,001 - $  200,000                              227              39,687,194                     13.26%                  174,833            663           79.45               8
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     $  200,001 - $  250,000                              123              27,543,692                      9.20%                  223,932            662           80.27               8
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     $  250,001 - $  300,000                              119              32,403,863                     10.83%                  272,301            669           81.15               7
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     $  300,001 - $  350,000                               93              30,048,725                     10.04%                  323,105            663           78.63               8
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     $  350,001 - $  400,000                               75              27,978,396                      9.35%                  373,045            663           78.55               8
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     $  400,001 - $  450,000                               57              24,126,963                      8.06%                  423,280            679           78.05               7
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     $  450,001 - $  500,000                               40              19,009,663                      6.35%                  475,242            677           79.69               8
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     $  500,001 - $  550,000                               15               7,813,078                      2.61%                  520,872            685           78.83               7
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     $  550,001 - $  600,000                               15               8,640,342                      2.89%                  576,023            681           78.25               5
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     $  600,001 - $  650,000                               10               6,320,482                      2.11%                  632,048            687           78.87               8
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     $  650,001 - $  700,000                                9               6,108,728                      2.04%                  678,748            714           73.78               6
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     $  700,001 - $  750,000                                3               2,171,625                      0.73%                  723,875            691           81.31               6
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     $  750,001 - $  800,000                                5               3,868,360                      1.29%                  773,672            689           83.22               5
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     $  800,001 - $  850,000                                1                 820,000                      0.27%                  820,000            731           80.00               9
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     $  850,001 - $  900,000                                3               2,565,601                      0.86%                  855,200            743           72.21              12
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     $  900,001 - $  950,000                                1                 918,372                      0.31%                  918,372            649           80.00              21
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     $  950,001 - $1,000,000                                3               2,951,730                      0.99%                  983,910            667           80.88               7
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     $1,000,001 - $1,050,000                                1               1,037,304                      0.35%                1,037,304            640           80.00               8
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     $1,200,001 - $1,250,000                                1               1,235,000                      0.41%                1,235,000            716           65.00               7
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     $1,350,001 - $1,400,000                                1               1,387,500                      0.46%                1,387,500            689           75.00              11
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     $1,500,001 or greater                                  1               1,959,506                      0.65%                1,959,506            758           50.00               6
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------
     TOTAL:                                             1,407             299,339,716                    100.00%                  212,750            671           79.38               8
     ------------------------------------- ------------------- ----------------------- -------------------------- ------------------------ -------------- --------------- ---------------

CURRENT  MORTGAGE LOAN PRINCIPAL BALANCES OF THE MORTGAGE LOANS

------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
                                                                                                                                             WEIGHTED        WEIGHTED        WEIGHTED
                                                                                                                             AVERAGE          AVERAGE        AVERAGE         AVERAGE
RANGE OF CURRENT MORTGAGE                      NUMBER OF              PRINCIPAL                  PERCENTAGE OF              PRINCIPAL         CREDIT         ORIGINAL       SEASONING
LOAN PRINCIPAL BALANCES                      MORTGAGE LOANS            BALANCE                  MORTGAGE LOANS               BALANCE           SCORE           LTV           (MONTHS)
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
$   50,000 or less                                        158                4,828,252                            1.61%            30,559            689           85.89              15
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
$   50,001 - $  100,000                                   206               15,945,520                            5.33%            77,405            673           81.50              11
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
$  100,001 - $  150,000                                   242               30,263,880                           10.11%           125,057            659           80.98               9
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
$  150,001 - $  200,000                                   226               39,589,601                           13.23%           175,175            663           79.57               8
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
$  200,001 - $  250,000                                   126               28,340,016                            9.47%           224,921            661           80.20               8
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
$  250,001 - $  300,000                                   117               31,907,006                           10.66%           272,709            672           80.81               8
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
$  300,001 - $  350,000                                    92               29,696,787                            9.92%           322,791            661           78.92               7
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
$  350,001 - $  400,000                                    76               28,630,510                            9.56%           376,717            661           78.76               7
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
$  400,001 - $  450,000                                    57               24,229,561                            8.09%           425,080            679           78.34               7
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
$  450,001 - $  500,000                                    37               17,609,386                            5.88%           475,929            680           78.90               8
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
$  500,001 - $  550,000                                    16                8,314,648                            2.78%           519,666            686           78.90               8
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
$  550,001 - $  600,000                                    15                8,640,342                            2.89%           576,023            681           78.25               5
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
$  600,001 - $  650,000                                     9                5,661,503                            1.89%           629,056            673           78.74               8
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
$  650,001 - $  700,000                                    10                6,767,706                            2.26%           676,771            723           74.39               6
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
$  700,001 - $  750,000                                     3                2,171,625                            0.73%           723,875            691           81.31               6
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
$  750,001 - $  800,000                                     5                3,868,360                            1.29%           773,672            689           83.22               5
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
$  800,001 - $  850,000                                     2                1,652,074                            0.55%           826,037            751           80.00              12
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
$  850,001 - $  900,000                                     2                1,733,527                            0.58%           866,763            729           68.47              11
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
$  900,001 - $  950,000                                     1                  918,372                            0.31%           918,372            649           80.00              21
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
$  950,001 - $1,000,000                                     3                2,951,730                            0.99%           983,910            667           80.88               7
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
$1,000,001 - $1,050,000                                     1                1,037,304                            0.35%         1,037,304            640           80.00               8
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
$1,200,001 - $1,250,000                                     1                1,235,000                            0.41%         1,235,000            716           65.00               7
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
$1,350,001 - $1,400,000                                     1                1,387,500                            0.46%         1,387,500            689           75.00              11
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
$1,500,001 or greater                                       1                1,959,506                            0.65%         1,959,506            758           50.00               6
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------
TOTAL                                                   1,407              299,339,716                          100.00%           212,750            671           79.38               8
------------------------------------------ ------------------- ------------------------ -------------------------------- ----------------- -------------- --------------- ---------------

               NET MORTGAGE RATES OF THE MORTGAGE LOANS

               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                                                                                                                                                                 WEIGHTED        WEIGHTED        WEIGHTED
                                                                                                                                                 AVERAGE          AVERAGE        AVERAGE          AVERAGE
               RANGE OF                                            NUMBER OF              PRINCIPAL                 PERCENTAGE OF               PRINCIPAL         CREDIT         ORIGINAL        SEASONING
               NET MORTGAGE RATES (%)                           MORTGAGE LOANS             BALANCE                  MORTGAGE LOANS               BALANCE           SCORE           LTV           (MONTHS)
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                 4.0000% -  4.4999%                                              4              1,523,410                             0.51%           380,852            745           74.05               15
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                 4.5000% -  4.9999%                                             14              5,871,847                             1.96%           419,418            728           71.96                6
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                 5.0000% -  5.4999%                                             55             16,829,727                             5.62%           305,995            720           73.97               10
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                 5.5000% -  5.9999%                                             98             29,110,922                             9.73%           297,050            695           76.65                9
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                 6.0000% -  6.4999%                                            210             56,310,210                            18.81%           268,144            680           76.63                8
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                 6.5000% -  6.9999%                                            187             45,070,277                            15.06%           241,018            665           79.70                7
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                 7.0000% -  7.4999%                                            202             49,648,146                            16.59%           245,783            662           79.85                8
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                 7.5000% -  7.9999%                                            182             37,345,646                            12.48%           205,196            660           80.64                8
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                 8.0000% -  8.4999%                                            170             27,372,293                             9.14%           161,013            650           82.78                7
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                 8.5000% -  8.9999%                                            104             10,635,420                             3.55%           102,264            659           84.41               10
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                 9.0000% -  9.4999%                                             50              6,834,472                             2.28%           136,689            647           84.42               10
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                 9.5000% -  9.9999%                                             36              4,991,735                             1.67%           138,659            632           86.78               11
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                10.0000% - 10.4999%                                             29              3,266,754                             1.09%           112,647            629           85.30               11
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                10.5000% - 10.9999%                                             16              1,489,390                             0.50%            93,087            637           82.39               17
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                11.0000% - 11.4999%                                             13                877,731                             0.29%            67,518            639           96.24               11
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                11.5000% - 11.9999%                                             18              1,250,684                             0.42%            69,482            679           95.00               17
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                12.0000% - 12.4999%                                              5                239,111                             0.08%            47,822            638           96.60               15
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                12.5000% - 12.9999%                                              4                121,860                             0.04%            30,465            644           89.49               26
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                13.0000% - 13.4999%                                              1                 19,258                             0.01%            19,258            668           90.00                7
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                13.5000% - 13.9999%                                              3                131,149                             0.04%            43,716            644          100.00                6
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                14.0000% - 14.4999%                                              2                103,408                             0.03%            51,704            651          100.00                7
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                14.5000% - 14.9999%                                              1                 43,950                             0.01%            43,950            724          100.00                8
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                15.0000% - 15.4999%                                              2                 80,714                             0.03%            40,357            704          100.00                8
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
                15.5000% - 15.9999%                                              1                171,604                             0.06%           171,604            651           95.00                8
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------
               TOTAL                                                         1,407            299,339,716                           100.00%           212,750            671           79.38                8
               --------------------------------------------- ---------------------- ---------------------- --------------------------------- ----------------- -------------- --------------- ----------------

               As of the Cut-off Date, the weighted average Net Mortgage Rate of the Mortgage Loans will be approximately 7.077% per annum.

MORTGAGE RATES OF THE MORTGAGE LOANS

--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
                                                                                                                                       WEIGHTED         WEIGHTED        WEIGHTED
                                                                                                                       AVERAGE          AVERAGE         AVERAGE          AVERAGE
RANGE OF                                                 NUMBER OF             PRINCIPAL          PERCENTAGE OF       PRINCIPAL         CREDIT          ORIGINAL        SEASONING
MORTGAGE RATES (%)                                     MORTGAGE LOANS           BALANCE          MORTGAGE LOANS        BALANCE           SCORE            LTV           (MONTHS)
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
  4.5000% -  4.9999%                                                   4            1,523,410                0.51%         380,852              745           74.05               15
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
  5.0000% -  5.4999%                                                  11            4,512,189                1.51%         410,199              747           70.56                6
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
  5.5000% -  5.9999%                                                  58           19,534,576                6.53%         336,803              716           73.57               10
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
  6.0000% -  6.4999%                                                  89           26,684,827                8.91%         299,830              699           74.35                8
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
  6.5000% -  6.9999%                                                 208           55,623,413               18.58%         267,420              679           77.89                8
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
  7.0000% -  7.4999%                                                 183           43,817,462               14.64%         239,440              666           79.73                7
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
  7.5000% -  7.9999%                                                 229           54,962,439               18.36%         240,011              662           79.92                7
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
  8.0000% -  8.4999%                                                 157           32,552,401               10.87%         207,340              658           80.44                8
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
  8.5000% -  8.9999%                                                 173           29,377,654                9.81%         169,813              651           82.49                8
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
  9.0000% -  9.4999%                                                 108           10,712,396                3.58%          99,189              659           84.55               10
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
  9.5000% -  9.9999%                                                  59            8,087,356                2.70%         137,074              645           86.36               10
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
 10.0000% - 10.4999%                                                  30            3,780,680                1.26%         126,023              635           84.38               12
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
 10.5000% - 10.9999%                                                  31            3,505,304                1.17%         113,074              630           85.11               11
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
 11.0000% - 11.4999%                                                  14            1,489,742                0.50%         106,410              632           82.06               17
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
 11.5000% - 11.9999%                                                  15              973,159                0.33%          64,877              641           96.06               10
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
 12.0000% - 12.4999%                                                  17              939,767                0.31%          55,280              650           95.55               15
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
 12.5000% - 12.9999%                                                   6              528,522                0.18%          88,087              706           95.72               16
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
 13.0000% - 13.4999%                                                   3               98,294                0.03%          32,765              623           89.37               31
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
 13.5000% - 13.9999%                                                   3              105,300                0.04%          35,100              707           90.00               37
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
 14.0000% - 14.4999%                                                   3              131,149                0.04%          43,716              644          100.00                6
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
 14.5000% - 14.9999%                                                   2              103,408                0.03%          51,704              651          100.00                7
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
 15.0000% - 15.4999%                                                   1               43,950                0.01%          43,950              724          100.00                8
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
 15.5000% - 15.9999%                                                   1               59,931                0.02%          59,931              712          100.00                9
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
 16.0000% - 16.4999%                                                   1               20,783                0.01%          20,783              680          100.00                7
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
 16.5000% - 16.9999%                                                   1              171,604                0.06%         171,604              651           95.00                8
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
TOTAL                                                              1,407          299,339,716              100.00%         212,750              671           79.38                8
--------------------------------------------------- --------------------- -------------------- -------------------- --------------- ---------------- --------------- ----------------
As of the Cut-off Date, the weighted average mortgage rate of the Mortgage Loans will be approximately 7.561% per annum.

ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS

----------------------------------------- -------------- ----------------------- ---------------------- ---------------- ------------------ ---------------- ---------------
                                                                                                                             WEIGHTED          WEIGHTED         WEIGHTED
                                                                                                            AVERAGE           AVERAGE           AVERAGE         AVERAGE
RANGE OF ORIGINAL                           NUMBER OF          PRINCIPAL             PERCENTAGE OF         PRINCIPAL          CREDIT           COMBINED        SEASONING
                                                                                                                                               ORIGINAL
LOAN-TO-VALUE RATIOS (%)                    MORTGAGE            BALANCE             MORTGAGE LOANS          BALANCE            SCORE              LTV           (MONTHS)
                                              LOANS
----------------------------------------- -------------- ----------------------- ---------------------- ---------------- ------------------ ---------------- ---------------
  50.00% or less                                     46               8,672,876                  2.90%          188,541                707            43.23               8
----------------------------------------- -------------- ----------------------- ---------------------- ---------------- ------------------ ---------------- ---------------
  50.01% -  55.00%                                   12               2,640,580                  0.88%          220,048                659            52.70               7
----------------------------------------- -------------- ----------------------- ---------------------- ---------------- ------------------ ---------------- ---------------
  55.01% -  60.00%                                   35               8,638,280                  2.89%          246,808                685            58.72               7
----------------------------------------- -------------- ----------------------- ---------------------- ---------------- ------------------ ---------------- ---------------
  60.01% -  65.00%                                   45              11,062,325                  3.70%          245,829                691            63.88               8
----------------------------------------- -------------- ----------------------- ---------------------- ---------------- ------------------ ---------------- ---------------
  65.01% -  70.00%                                   66              15,332,732                  5.12%          232,314                671            69.20               8
----------------------------------------- -------------- ----------------------- ---------------------- ---------------- ------------------ ---------------- ---------------
  70.01% -  75.00%                                  101              25,116,497                  8.39%          248,678                664            74.41               9
----------------------------------------- -------------- ----------------------- ---------------------- ---------------- ------------------ ---------------- ---------------
  75.01% -  80.00%                                  569             142,373,060                 47.56%          250,216                672            79.77               8
----------------------------------------- -------------- ----------------------- ---------------------- ---------------- ------------------ ---------------- ---------------
  80.01% -  85.00%                                  112              24,108,228                  8.05%          215,252                654            84.11               8
----------------------------------------- -------------- ----------------------- ---------------------- ---------------- ------------------ ---------------- ---------------
  85.01% -  90.00%                                  191              33,072,611                 11.05%          173,155                666            89.71               9
----------------------------------------- -------------- ----------------------- ---------------------- ---------------- ------------------ ---------------- ---------------
  90.01% -  95.00%                                  103              15,464,066                  5.17%          150,137                672            94.69              10
----------------------------------------- -------------- ----------------------- ---------------------- ---------------- ------------------ ---------------- ---------------
  95.01% - 100.00%                                  119              11,753,609                  3.93%           98,770                670            99.80               9
----------------------------------------- -------------- ----------------------- ---------------------- ---------------- ------------------ ---------------- ---------------
 100.01% - 105.00%                                    7                 908,387                  0.30%          129,770                710           102.47              15
----------------------------------------- -------------- ----------------------- ---------------------- ---------------- ------------------ ---------------- ---------------
 105.01% - 110.00%                                    1                 196,466                  0.07%          196,466                749           107.00              20
----------------------------------------- -------------- ----------------------- ---------------------- ---------------- ------------------ ---------------- ---------------
TOTAL:                                            1,407             299,339,716                100.00%          212,750                671            79.38               8
----------------------------------------- -------------- ----------------------- ---------------------- ---------------- ------------------ ---------------- ---------------
The weighted average loan-to-value ratio at origination of the Mortgage Loans will be approximately 79.38%.
With respect to Mortgage Loans secured by second liens, the combined loan-to-value ratio is used throughout this term sheet.

CURRENT LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS

----------------------------------------- -------------- ---------------------- ---------------------- ---------------- ------------------- --------------- ----------------
                                                                                                                             WEIGHTED          WEIGHTED        WEIGHTED
                                                                                                           AVERAGE           AVERAGE           AVERAGE          AVERAGE
RANGE OF CURRENT                            NUMBER OF          PRINCIPAL            PERCENTAGE OF         PRINCIPAL           CREDIT           COMBINED        SEASONING
                                                                                                                                               ORIGINAL
LOAN-TO-VALUE RATIOS (%)                    MORTGAGE            BALANCE            MORTGAGE LOANS          BALANCE            SCORE              LTV           (MONTHS)
                                              LOANS
----------------------------------------- -------------- ---------------------- ---------------------- ---------------- ------------------- --------------- ----------------
  50.00% or less                                     50              8,760,983                  2.93%          175,220                 707           43.50                9
----------------------------------------- -------------- ---------------------- ---------------------- ---------------- ------------------- --------------- ----------------
  50.01% -  55.00%                                   16              3,252,095                  1.09%          203,256                 669           55.14               13
----------------------------------------- -------------- ---------------------- ---------------------- ---------------- ------------------- --------------- ----------------
  55.01% -  60.00%                                   36              8,796,033                  2.94%          244,334                 691           59.80               11
----------------------------------------- -------------- ---------------------- ---------------------- ---------------- ------------------- --------------- ----------------
  60.01% -  65.00%                                   49             11,406,546                  3.81%          232,787                 689           64.11                8
----------------------------------------- -------------- ---------------------- ---------------------- ---------------- ------------------- --------------- ----------------
  65.01% -  70.00%                                   61             14,501,213                  4.84%          237,725                 668           69.25                7
----------------------------------------- -------------- ---------------------- ---------------------- ---------------- ------------------- --------------- ----------------
  70.01% -  75.00%                                  101             24,980,247                  8.35%          247,329                 663           74.40                8
----------------------------------------- -------------- ---------------------- ---------------------- ---------------- ------------------- --------------- ----------------
  75.01% -  80.00%                                  551            137,851,005                 46.05%          250,183                 670           79.75                7
----------------------------------------- -------------- ---------------------- ---------------------- ---------------- ------------------- --------------- ----------------
  80.01% -  85.00%                                  128             28,669,523                  9.58%          223,981                 668           83.50                9
----------------------------------------- -------------- ---------------------- ---------------------- ---------------- ------------------- --------------- ----------------
  85.01% -  90.00%                                  186             32,554,149                 10.88%          175,022                 665           89.73                8
----------------------------------------- -------------- ---------------------- ---------------------- ---------------- ------------------- --------------- ----------------
  90.01% -  95.00%                                  105             15,983,685                  5.34%          152,226                 674           94.56               10
----------------------------------------- -------------- ---------------------- ---------------------- ---------------- ------------------- --------------- ----------------
  95.01% - 100.00%                                  117             11,535,629                  3.85%           98,595                 669           99.87                9
----------------------------------------- -------------- ---------------------- ---------------------- ---------------- ------------------- --------------- ----------------
 100.01% - 105.00%                                    6                852,141                  0.28%          142,023                 709          102.57               16
----------------------------------------- -------------- ---------------------- ---------------------- ---------------- ------------------- --------------- ----------------
 105.01% - 110.00%                                    1                196,466                  0.07%          196,466                 749          107.00               20
----------------------------------------- -------------- ---------------------- ---------------------- ---------------- ------------------- --------------- ----------------
TOTAL:                                            1,407            299,339,716                100.00%          212,750                 671           79.38                8
----------------------------------------- -------------- ---------------------- ---------------------- ---------------- ------------------- --------------- ----------------

The weighted average current loan-to-value ratio of the Mortgage Loans will be approximately 79.19%.
With respect to Mortgage Loans secured by second liens, the combined loan-to-value ratio is used throughout this term sheet.

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE MORTGAGE LOANS (1)

---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
                                                                                                                            WEIGHTED          WEIGHTED        WEIGHTED
                                                                                                           AVERAGE           AVERAGE          AVERAGE         AVERAGE
                                        NUMBER OF              PRINCIPAL            PERCENTAGE OF         PRINCIPAL          CREDIT           ORIGINAL       SEASONING
GEOGRAPHIC DISTRIBUTIONS              MORTGAGE LOANS            BALANCE            MORTGAGE LOANS          BALANCE            SCORE             LTV           (MONTHS)
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Alabama                                              20              2,378,046                  0.79%          118,902                693           84.55              12
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Alaska                                                1                111,734                  0.04%          111,734                618           45.00               6
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Arizona                                              57              9,871,640                  3.30%          173,187                660           79.51               7
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Arkansas                                              7                892,099                  0.30%          127,443                621           90.65              10
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
California                                          143             51,974,611                 17.36%          363,459                687           76.64               8
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Colorado                                             33              5,696,611                  1.90%          172,625                663           81.23               7
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Connecticut                                          47              7,472,156                  2.50%          158,982                674           80.81               6
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Delaware                                              3                442,455                  0.15%          147,485                606           85.43               5
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
District of Columbia                                  4              1,163,355                  0.39%          290,839                653           76.04               8
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Florida                                             182             41,757,493                 13.95%          229,437                668           79.75               7
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Georgia                                              65              9,715,401                  3.25%          149,468                664           83.52               8
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Hawaii                                                9              3,328,991                  1.11%          369,888                668           82.37               8
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Idaho                                                 4                904,407                  0.30%          226,102                719           83.41               9
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Illinois                                             30              5,946,490                  1.99%          198,216                656           81.06               9
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Indiana                                              15              2,574,205                  0.86%          171,614                666           81.17              14
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Iowa                                                  2                 54,827                  0.02%           27,414                748           90.00              12
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Kansas                                                3                343,482                  0.11%          114,494                718           90.68              25
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Kentucky                                             11              1,693,063                  0.57%          153,915                653           83.02               7
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Louisiana                                            51              5,935,706                  1.98%          116,386                684           84.05              18
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Maine                                                22              1,424,928                  0.48%           64,769                682           79.97               6
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Maryland                                             53             13,811,391                  4.61%          260,592                659           79.15               6
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Massachusetts                                        57             11,902,392                  3.98%          208,814                671           75.45               7
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Michigan                                             22              3,140,528                  1.05%          142,751                642           80.40               8
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Minnesota                                             7              1,392,029                  0.47%          198,861                644           81.70               9
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Mississippi                                          12              1,315,270                  0.44%          109,606                659           84.55              15
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Missouri                                             13              2,112,531                  0.71%          162,502                702           81.77               9
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Montana                                               2                586,124                  0.20%          293,062                671           72.58               8
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Nebraska                                              1                 85,291                  0.03%           85,291                650           90.00               5
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Nevada                                               19              4,089,710                  1.37%          215,248                677           79.19               6
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
New Hampshire                                         7              1,777,730                  0.59%          253,961                676           75.71               6
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
New Jersey                                           70             19,897,812                  6.65%          284,254                661           79.33               7
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
New Mexico                                           10              2,992,862                  1.00%          299,286                627           80.00               9
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
New York                                             74             23,828,920                  7.96%          322,012                668           78.05               7
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
North Carolina                                       10              1,456,703                  0.49%          145,670                657           85.94              10
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Ohio                                                 33              3,665,860                  1.22%          111,087                693           86.77              15
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
(1) Continued on next page

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE MORTGAGE LOANS (CONTINUED)

---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
                                                                                                                            WEIGHTED          WEIGHTED        WEIGHTED
                                                                                                           AVERAGE           AVERAGE          AVERAGE         AVERAGE
                                        NUMBER OF              PRINCIPAL            PERCENTAGE OF         PRINCIPAL          CREDIT           ORIGINAL       SEASONING
GEOGRAPHIC DISTRIBUTIONS              MORTGAGE LOANS            BALANCE            MORTGAGE LOANS          BALANCE            SCORE             LTV           (MONTHS)
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Oklahoma                                              6                432,149                  0.14%           72,025                662           78.22              10
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Oregon                                               17              3,387,888                  1.13%          199,288                651           80.87              10
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Pennsylvania                                         57              8,329,652                  2.78%          146,134                670           80.66               7
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Rhode Island                                         15              2,382,148                  0.80%          158,810                696           81.36               9
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
South Carolina                                       16              2,621,065                  0.88%          163,817                647           83.30               7
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Tennessee                                            29              5,100,144                  1.70%          175,867                674           85.03               7
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Texas                                                73              9,441,814                  3.15%          129,340                678           79.67              12
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Utah                                                  8              1,214,331                  0.41%          151,791                693           86.69              12
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Vermont                                               2                356,226                  0.12%          178,113                629           80.00               8
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Virginia                                             39             10,938,111                  3.65%          280,464                687           74.96               7
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Washington                                           38              8,665,371                  2.89%          228,036                676           78.19               8
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
West Virginia                                         2                136,945                  0.05%           68,472                682           85.03              32
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Wisconsin                                             3                303,190                  0.10%          101,063                638           83.63              17
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
Wyoming                                               3                293,828                  0.10%           97,943                627           80.90               5
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------
TOTAL                                             1,407            299,339,716                100.00%          212,750                671           79.38               8
---------------------------------- --------------------- ---------------------- ---------------------- ---------------- ------------------ --------------- ---------------

No more than approximately 0.76% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

MORTGAGE LOAN PURPOSE OF THE MORTGAGE LOANS

---------------------------------- -------------------- ---------------------- ---------------------- ----------------- ------------------ ---------------- ---------------
                                                                                                                            WEIGHTED          WEIGHTED         WEIGHTED
                                                                                                          AVERAGE            AVERAGE           AVERAGE         AVERAGE
                                        NUMBER OF             PRINCIPAL            PERCENTAGE OF         PRINCIPAL           CREDIT           ORIGINAL        SEASONING
MORTGAGE LOAN PURPOSE                MORTGAGE LOANS            BALANCE            MORTGAGE LOANS          BALANCE             SCORE              LTV           (MONTHS)
---------------------------------- -------------------- ---------------------- ---------------------- ----------------- ------------------ ---------------- ---------------
Equity Refinance                                   671            153,308,581                 51.22%           228,478                664            77.08               8
---------------------------------- -------------------- ---------------------- ---------------------- ----------------- ------------------ ---------------- ---------------
Purchase                                           619            120,584,547                 40.28%           194,805                676            83.24               8
---------------------------------- -------------------- ---------------------- ---------------------- ----------------- ------------------ ---------------- ---------------
Rate/Term Refinance                                117             25,446,588                  8.50%           217,492                692            74.91               9
---------------------------------- -------------------- ---------------------- ---------------------- ----------------- ------------------ ---------------- ---------------
TOTAL                                            1,407            299,339,716                100.00%           212,750                671            79.38               8
---------------------------------- -------------------- ---------------------- ---------------------- ----------------- ------------------ ---------------- ---------------

OCCUPANCY TYPES OF THE MORTGAGE LOANS

----------------------------------- ------------------ ---------------------- --------------------- ----------------- ------------------ ----------------- ---------------
                                                                                                                          WEIGHTED           WEIGHTED         WEIGHTED
                                                                                                        AVERAGE            AVERAGE           AVERAGE          AVERAGE
                                        NUMBER OF            PRINCIPAL           PERCENTAGE OF         PRINCIPAL           CREDIT            ORIGINAL        SEASONING
OCCUPANCY TYPES                      MORTGAGE LOANS           BALANCE            MORTGAGE LOANS         BALANCE             SCORE              LTV            (MONTHS)
----------------------------------- ------------------ ---------------------- --------------------- ----------------- ------------------ ----------------- ---------------
Non-owner Occupied                                185             27,456,543                 9.17%           148,414                680             80.65              10
----------------------------------- ------------------ ---------------------- --------------------- ----------------- ------------------ ----------------- ---------------
Primary                                         1,178            261,306,217                87.29%           221,822                669             79.41               8
----------------------------------- ------------------ ---------------------- --------------------- ----------------- ------------------ ----------------- ---------------
Second Home/Vacation                               44             10,576,956                 3.53%           240,385                700             75.27               8
----------------------------------- ------------------ ---------------------- --------------------- ----------------- ------------------ ----------------- ---------------
TOTAL                                           1,407            299,339,716               100.00%           212,750                671             79.38               8
----------------------------------- ------------------ ---------------------- --------------------- ----------------- ------------------ ----------------- ---------------

MORTGAGED PROPERTY TYPES OF THE MORTGAGE LOANS

--------------------------------------------------- ------------------ -------------------- -------------------- -------------- --------------- ------------------ ----------------
                                                                                                                                   WEIGHTED         WEIGHTED          WEIGHTED
                                                                                                                    AVERAGE        AVERAGE           AVERAGE           AVERAGE
                                                        NUMBER OF           PRINCIPAL          PERCENTAGE OF       PRINCIPAL        CREDIT          ORIGINAL          SEASONING
MORTGAGED PROPERTY TYPES                             MORTGAGE LOANS          BALANCE          MORTGAGE LOANS        BALANCE         SCORE              LTV            (MONTHS)
--------------------------------------------------- ------------------ -------------------- -------------------- -------------- --------------- ------------------ ----------------
Condominium High Rise                                               2              469,244                0.16%        234,622             630              87.07                7
--------------------------------------------------- ------------------ -------------------- -------------------- -------------- --------------- ------------------ ----------------
Condominium Low Rise (less than 5 stories)                        126           21,553,374                7.20%        171,059             674              79.67                7
--------------------------------------------------- ------------------ -------------------- -------------------- -------------- --------------- ------------------ ----------------
Condominium Mid Rise                                                1              119,721                0.04%        119,721             636              80.00                9
--------------------------------------------------- ------------------ -------------------- -------------------- -------------- --------------- ------------------ ----------------
Condotel (9 or more stories)                                        1              232,045                0.08%        232,045             777              80.00               12
--------------------------------------------------- ------------------ -------------------- -------------------- -------------- --------------- ------------------ ----------------
Cooperative                                                         1              306,165                0.10%        306,165             778              80.00               18
--------------------------------------------------- ------------------ -------------------- -------------------- -------------- --------------- ------------------ ----------------
Leasehold                                                           1              464,000                0.16%        464,000             683              80.00                5
--------------------------------------------------- ------------------ -------------------- -------------------- -------------- --------------- ------------------ ----------------
Manufactured Housing                                               13            1,080,027                0.36%         83,079             687              83.77               33
--------------------------------------------------- ------------------ -------------------- -------------------- -------------- --------------- ------------------ ----------------
Planned Unit Developments (attached)                               10            2,038,336                0.68%        203,834             683              77.88                9
--------------------------------------------------- ------------------ -------------------- -------------------- -------------- --------------- ------------------ ----------------
Planned Unit Developments (detached)                              146           42,490,798               14.19%        291,033             686              77.84                8
--------------------------------------------------- ------------------ -------------------- -------------------- -------------- --------------- ------------------ ----------------
Single Family Detached                                            943          192,629,609               64.35%        204,273             668              79.59                8
--------------------------------------------------- ------------------ -------------------- -------------------- -------------- --------------- ------------------ ----------------
Townhouse                                                          36            6,306,827                2.11%        175,190             657              81.74                6
--------------------------------------------------- ------------------ -------------------- -------------------- -------------- --------------- ------------------ ----------------
Two-Four Family Units                                             127           31,649,569               10.57%        249,209             672              79.28                8
--------------------------------------------------- ------------------ -------------------- -------------------- -------------- --------------- ------------------ ----------------
TOTAL                                                           1,407          299,339,716              100.00%        212,750             671              79.38                8
--------------------------------------------------- ------------------ -------------------- -------------------- -------------- --------------- ------------------ ----------------

MORTGAGE LOAN DOCUMENTATION TYPES OF THE MORTGAGE LOANS

--------------------------------------------------- ------------------ -------------------- -------------------- -------------- --------------- ---------------- ------------------
                                                                                                                                   WEIGHTED        WEIGHTED          WEIGHTED
                                                                                                                    AVERAGE        AVERAGE          AVERAGE           AVERAGE
MORTGAGE LOAN                                           NUMBER OF           PRINCIPAL          PERCENTAGE OF       PRINCIPAL        CREDIT         ORIGINAL          SEASONING
DOCUMENTATION TYPES                                  MORTGAGE LOANS          BALANCE          MORTGAGE LOANS        BALANCE         SCORE             LTV            (MONTHS)
--------------------------------------------------- ------------------ -------------------- -------------------- -------------- --------------- ---------------- ------------------
Full Documentation                                                811          163,270,608               54.54%        201,320             670            79.73                  8
--------------------------------------------------- ------------------ -------------------- -------------------- -------------- --------------- ---------------- ------------------
Reduced Documentation                                             596          136,069,107               45.46%        228,304             672            78.95                  8
--------------------------------------------------- ------------------ -------------------- -------------------- -------------- --------------- ---------------- ------------------
TOTAL                                                           1,407          299,339,716              100.00%        212,750             671            79.38                  8
--------------------------------------------------- ------------------ -------------------- -------------------- -------------- --------------- ---------------- ------------------

SEASONING OF THE MORTGAGE LOANS

--------------------------------------------------------- ---------------- --------------------- -------------------- --------------- -------------- --------------- ----------------
                                                                                                                                        WEIGHTED        WEIGHTED        WEIGHTED
                                                                                                                         AVERAGE         AVERAGE        AVERAGE          AVERAGE
RANGE OF                                                     NUMBER OF          PRINCIPAL           PERCENTAGE OF       PRINCIPAL        CREDIT         ORIGINAL        SEASONING
SEASONING (IN MONTHS)                                     MORTGAGE LOANS         BALANCE           MORTGAGE LOANS        BALANCE          SCORE           LTV           (MONTHS)
--------------------------------------------------------- ---------------- --------------------- -------------------- --------------- -------------- --------------- ----------------
  1 -  12                                                           1,215           265,543,000               88.71%         218,554            668           79.12                6
--------------------------------------------------------- ---------------- --------------------- -------------------- --------------- -------------- --------------- ----------------
 13 -  24                                                             149            28,348,115                9.47%         190,256            695           81.00               18
--------------------------------------------------------- ---------------- --------------------- -------------------- --------------- -------------- --------------- ----------------
 25 -  36                                                              15             3,762,791                1.26%         250,853            705           84.41               29
--------------------------------------------------------- ---------------- --------------------- -------------------- --------------- -------------- --------------- ----------------
 37 -  48                                                               1                68,918                0.02%          68,918            760           95.00               37
--------------------------------------------------------- ---------------- --------------------- -------------------- --------------- -------------- --------------- ----------------
 49 -  60                                                               2                90,854                0.03%          45,427            676           86.88               55
--------------------------------------------------------- ---------------- --------------------- -------------------- --------------- -------------- --------------- ----------------
 61 -  72                                                               3               200,704                0.07%          66,901            658           83.35               66
--------------------------------------------------------- ---------------- --------------------- -------------------- --------------- -------------- --------------- ----------------
 73 -  84                                                               5               663,840                0.22%         132,768            749           81.72               81
--------------------------------------------------------- ---------------- --------------------- -------------------- --------------- -------------- --------------- ----------------
 85 -  96                                                              10               347,740                0.12%          34,774            642           76.68               91
--------------------------------------------------------- ---------------- --------------------- -------------------- --------------- -------------- --------------- ----------------
 97 - 108                                                               6               192,869                0.06%          32,145            615           81.54              101
--------------------------------------------------------- ---------------- --------------------- -------------------- --------------- -------------- --------------- ----------------
121 or greater                                                          1               120,883                0.04%         120,883            793           70.00              127
--------------------------------------------------------- ---------------- --------------------- -------------------- --------------- -------------- --------------- ----------------
TOTAL                                                               1,407           299,339,716              100.00%         212,750            671           79.38                8
--------------------------------------------------------- ---------------- --------------------- -------------------- --------------- -------------- --------------- ----------------

As of the cut-off Date, the weighted average seasoning of the Mortgage Loans will be approximately 24 months.

PREPAYMENT PENALTY TERM OF THE MORTGAGE LOANS

------------------------------------- -------------------- --------------------- ---------------------- ---------------- -------------- ----------------- ----------------
                                                                                                                           WEIGHTED         WEIGHTED         WEIGHTED
                                                                                                            AVERAGE         AVERAGE         AVERAGE           AVERAGE
PREPAYMENT                                 NUMBER OF            PRINCIPAL            PERCENTAGE OF         PRINCIPAL        CREDIT          ORIGINAL         SEASONING
PENALTY TERM                            MORTGAGE LOANS           BALANCE            MORTGAGE LOANS          BALANCE          SCORE            LTV            (MONTHS)
------------------------------------- -------------------- --------------------- ---------------------- ---------------- -------------- ----------------- ----------------
 None                                                 612           117,306,921                 39.19%          191,678            676             78.70               10
------------------------------------- -------------------- --------------------- ---------------------- ---------------- -------------- ----------------- ----------------
12 Months                                              86            25,669,132                  8.58%          298,478            661             78.22                6
------------------------------------- -------------------- --------------------- ---------------------- ---------------- -------------- ----------------- ----------------
24 Months                                             340            76,866,448                 25.68%          226,078            654             81.47                7
------------------------------------- -------------------- --------------------- ---------------------- ---------------- -------------- ----------------- ----------------
36 Months                                             364            78,298,384                 26.16%          215,105            684             78.74                8
------------------------------------- -------------------- --------------------- ---------------------- ---------------- -------------- ----------------- ----------------
60 Months                                               5             1,198,831                  0.40%          239,766            699             78.02               11
------------------------------------- -------------------- --------------------- ---------------------- ---------------- -------------- ----------------- ----------------
TOTAL                                               1,407           299,339,716                100.00%          212,750            671             79.38                8
------------------------------------- -------------------- --------------------- ---------------------- ---------------- -------------- ----------------- ----------------

Other represents other prepayment penalty terms.  There are no mortgage loans with prepay terms exceeding 60 months.
None represents mortgage loans for which the prepayment penalty term has expired or mortgage loans that do not have a prepay penalty term

MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS

------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ---------------
                                                                                                                             WEIGHTED          WEIGHTED      WEIGHTED
                                                                                                             AVERAGE         AVERAGE         AVERAGE         AVERAGE
RANGE OF                                   NUMBER OF             PRINCIPAL            PERCENTAGE OF         PRINCIPAL         CREDIT         ORIGINAL       SEASONING
MAXIMUM MORTGAGE RATES (%)              MORTGAGE LOANS            BALANCE             MORTGAGE LOANS         BALANCE          SCORE            LTV           (MONTHS)
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ---------------
   Fixed-Rate Loans                                   660             116,200,619                38.82%          176,062             688           77.95               9
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ---------------
  9.0000% -  9.9999%                                   32               9,311,861                 3.11%          290,996             711           77.22              10
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ---------------
 10.0000% - 10.9999%                                    8               2,699,640                 0.90%          337,455             748           71.38              18
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ---------------
 11.0000% - 11.9999%                                   35              11,225,357                 3.75%          320,724             694           74.69               8
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ---------------
 12.0000% - 12.9999%                                  138              40,664,440                13.58%          294,670             677           79.97               8
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ---------------
 13.0000% - 13.9999%                                  184              44,968,098                15.02%          244,392             653           80.32               7
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ---------------
 14.0000% - 14.9999%                                  198              46,777,817                15.63%          236,252             642           80.38               7
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ---------------
 15.0000% - 15.9999%                                   99              18,608,756                 6.22%          187,967             643           83.05               7
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ---------------
 16.0000% - 16.9999%                                   42               7,452,817                 2.49%          177,448             632           88.17               8
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ---------------
 17.0000% - 17.9999%                                    9               1,222,649                 0.41%          135,850             630           85.76               6
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ---------------
 18.0000% - 18.9999%                                    2                 207,662                 0.07%          103,831             623          101.50               6
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ---------------
TOTAL                                               1,407             299,339,716               100.00%          212,750             671           79.38               8
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ---------------

As of the cut-off Date, the weighted average maximum mortgage rate of the Mortgage Loans will be approximately 13.585% per annum.

NEXT INTEREST RATE ADJUSTMENT DATES OF THE ADJUSTABLE RATE MORTGAGE LOANS (1)

------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
                                                                                                                             WEIGHTED        WEIGHTED        WEIGHTED
                                                                                                             AVERAGE         AVERAGE         AVERAGE          AVERAGE
                                           NUMBER OF             PRINCIPAL            PERCENTAGE OF         PRINCIPAL         CREDIT         ORIGINAL        SEASONING
NEXT INTEREST RATE ADJUSTMENT DATES     MORTGAGE LOANS            BALANCE             MORTGAGE LOANS         BALANCE          SCORE            LTV           (MONTHS)
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
   Fixed-Rate Mortgage Loans                          660             116,200,619                38.82%          176,062             688           77.95                9
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
July 2007                                              25               6,641,774                 2.22%          265,671             728           79.78               12
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
August 2007                                             6                 988,341                 0.33%          164,723             633           84.80               27
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
September 2007                                         10               1,387,043                 0.46%          138,704             692           79.01               27
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
October 2007                                            5                 785,774                 0.26%          157,155             693           73.57               23
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
November 2007                                           4                 697,958                 0.23%          174,489             765           77.60               46
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
December 2007                                           5                 772,080                 0.26%          154,416             647           84.06               24
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
January 2008                                            4               1,057,520                 0.35%          264,380             685           82.93               17
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
February 2008                                           3                 744,203                 0.25%          248,068             619           75.81               16
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
March 2008                                              3               1,038,126                 0.35%          346,042             637           77.22               15
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
April 2008                                              3                 578,909                 0.19%          192,970             697           89.72               18
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
May 2008                                                2                 839,804                 0.28%          419,902             717           80.00               22
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
June 2008                                               3               1,605,478                 0.54%          535,159             612           85.18               12
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
July 2008                                               3                 967,021                 0.32%          322,340             651           84.88               11
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
August 2008                                            10               2,146,727                 0.72%          214,673             633           83.12               11
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
September 2008                                         15               2,563,286                 0.86%          170,886             666           79.18               10
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
October 2008                                           29               6,900,196                 2.31%          237,938             649           81.94                8
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
November 2008                                          55              13,275,398                 4.43%          241,371             658           83.25                7
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
December 2008                                         131              28,908,683                 9.66%          220,677             641           82.47                6
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
January 2009                                          166              42,847,765                14.31%          258,119             653           80.07                5
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
February 2009                                          49              12,346,247                 4.12%          251,964             647           79.89                4
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
March 2009                                              1                 243,743                 0.08%          243,743             659           99.00               15
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
April 2009                                              5                 734,798                 0.25%          146,960             652           92.49               15
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
May 2009                                                4                 811,053                 0.27%          202,763             667           77.05               13
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
July 2009                                               1                 103,662                 0.03%          103,662             769           95.00               11
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
August 2009                                             3                 696,110                 0.23%          232,037             734           97.63               10
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
September 2009                                          6               1,396,146                 0.47%          232,691             657           84.69               13
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
October 2009                                            7               1,312,856                 0.44%          187,551             643           81.79                8
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
November 2009                                           7               1,642,848                 0.55%          234,693             643           88.48                7
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
December 2009                                          18               5,905,837                 1.97%          328,102             671           75.34                7
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
January 2010                                           48              12,879,919                 4.30%          268,332             662           77.92                5
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
February 2010                                           2                 258,639                 0.09%          129,319             627           83.04                4
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
June 2010                                               1                  86,550                 0.03%           86,550             818           90.00               24
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
July 2010                                               1                 114,629                 0.04%          114,629             667           90.00               23
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
August 2010                                             1                 366,694                 0.12%          366,694             668           75.00               22
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
October 2010                                            1                 185,751                 0.06%          185,751             709           40.00               20
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------

(1) Continued on the next page

NEXT INTEREST RATE ADJUSTMENT DATES OF THE ADJUSTABLE RATE MORTGAGE LOANS

------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
                                                                                                                             WEIGHTED        WEIGHTED        WEIGHTED
                                                                                                             AVERAGE         AVERAGE         AVERAGE          AVERAGE
                                           NUMBER OF             PRINCIPAL            PERCENTAGE OF         PRINCIPAL         CREDIT         ORIGINAL        SEASONING
NEXT INTEREST RATE ADJUSTMENT DATES     MORTGAGE LOANS            BALANCE             MORTGAGE LOANS         BALANCE          SCORE            LTV           (MONTHS)
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
November 2010                                           1                 288,929                 0.10%          288,929             770           85.00               19
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
December 2010                                           1                 152,000                 0.05%          152,000             757           80.00               18
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
January 2011                                            2                 435,236                 0.15%          217,618             698           98.65               17
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
February 2011                                           1                 129,817                 0.04%          129,817             693           80.00               16
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
                                                                                   --------------------- ---------------- --------------- --------------- ----------------
May 2011                                                1                 140,609                 0.05%          140,609             721           70.00               13
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
                                                                                   --------------------- ---------------- --------------- --------------- ----------------
August 2011                                             7               1,439,185                 0.48%          205,598             683           79.30               10
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
September 2011                                          9               2,644,103                 0.88%          293,789             697           77.41                9
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
October 2011                                           15               3,610,252                 1.21%          240,683             674           76.11                8
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
November 2011                                          21               5,173,911                 1.73%          246,377             688           74.98                7
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
December 2011                                          25               5,742,521                 1.92%          229,701             685           75.67                6
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
January 2012                                           20               7,583,537                 2.53%          379,177             667           77.10                5
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
October 2013                                            1                 296,236                 0.10%          296,236             691           74.00                8
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
November 2013                                           2                 341,062                 0.11%          170,531             628           89.52                7
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
November 2015                                           1                 518,400                 0.17%          518,400             660           80.00               19
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
September 2016                                          1                 316,000                 0.11%          316,000             700           80.00                9
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
October 2016                                            2                 495,730                 0.17%          247,865             727           81.18                8
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------
TOTAL                                               1,407             299,339,716               100.00%          212,750             671           79.38                8
------------------------------------- -------------------- ----------------------- --------------------- ---------------- --------------- --------------- ----------------

As of the cut-off Date, the weighted average Months to Next Interest Rate Adjustment Date of the Mortgage Loans will be approximately 25 months.

NOTE MARGINS OF THE ADJUSTABLE MORTGAGE LOANS

--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ---------------- ---------------
                                                                                                                              WEIGHTED        WEIGHTED         WEIGHTED
                                                                                                               AVERAGE         AVERAGE         AVERAGE         AVERAGE
RANGE OF                                     NUMBER OF             PRINCIPAL            PERCENTAGE OF         PRINCIPAL        CREDIT         ORIGINAL        SEASONING
NOTE MARGINS (%)                          MORTGAGE LOANS            BALANCE             MORTGAGE LOANS         BALANCE          SCORE            LTV           (MONTHS)
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ---------------- ---------------
   Fixed-Rate Mortgage Loans                            660            116,200,619                  38.82%         176,062            688            77.95               9
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ---------------- ---------------
  1.5000% -  1.9999%                                      1                688,000                   0.23%         688,000            722            80.00               6
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ---------------- ---------------
  2.0000% -  2.4999%                                     97             25,482,957                   8.51%         262,711            690            76.64              10
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ---------------- ---------------
  2.5000% -  2.9999%                                     27              9,150,858                   3.06%         338,921            702            78.10               9
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ---------------- ---------------
  3.0000% -  3.4999%                                     40             10,605,794                   3.54%         265,145            709            82.99              10
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ---------------- ---------------
  3.5000% -  3.9999%                                     54             15,331,714                   5.12%         283,921            667            78.05               6
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ---------------- ---------------
  4.0000% -  4.4999%                                     55             13,495,262                   4.51%         245,368            651            80.20               6
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ---------------- ---------------
  4.5000% -  4.9999%                                     63             16,820,994                   5.62%         267,000            649            80.08               6
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ---------------- ---------------
  5.0000% -  5.4999%                                     65             15,934,953                   5.32%         245,153            643            81.69               7
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ---------------- ---------------
  5.5000% -  5.9999%                                    136             32,054,998                  10.71%         235,699            648            79.70               6
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ---------------- ---------------
  6.0000% -  6.4999%                                     92             22,854,925                   7.64%         248,423            643            81.94               8
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ---------------- ---------------
  6.5000% -  6.9999%                                     66             12,188,788                   4.07%         184,679            643            81.87               8
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ---------------- ---------------
  7.0000% -  7.4999%                                     22              3,746,147                   1.25%         170,279            636            84.52               8
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ---------------- ---------------
  7.5000% -  7.9999%                                     21              3,801,121                   1.27%         181,006            635            89.28               8
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ---------------- ---------------
  8.0000% -  8.4999%                                      6                841,453                   0.28%         140,242            648            93.42              15
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ---------------- ---------------
  8.5000% -  8.9999%                                      1                 81,331                   0.03%          81,331            626            90.00              30
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ---------------- ---------------
  9.5000% -  9.9999%                                      1                 59,803                   0.02%          59,803            697            78.00               8
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ---------------- ---------------
TOTAL                                                 1,407            299,339,716                 100.00%         212,750            671            79.38               8
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ---------------- ---------------

As of the cut-off Date, the weighted average note margin of the Mortgage Loans will be approximately 4.743% per annum.

INTEREST ONLY TERM OF THE MORTGAGE LOANS

--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ----------------- ----------------
                                                                                                                              WEIGHTED         WEIGHTED         WEIGHTED
                                                                                                               AVERAGE         AVERAGE         AVERAGE           AVERAGE
                                             NUMBER OF             PRINCIPAL            PERCENTAGE OF         PRINCIPAL        CREDIT          ORIGINAL         SEASONING
INTEREST ONLY TERM (MONTHS)               MORTGAGE LOANS            BALANCE             MORTGAGE LOANS         BALANCE          SCORE            LTV            (MONTHS)
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ----------------- ----------------
   None                                               1,137            216,410,565                  72.30%         190,335            671             79.42                8
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ----------------- ----------------
 36 Months                                                2                788,572                   0.26%         394,286            747             80.00               24
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ----------------- ----------------
 60 Months                                              170             53,311,672                  17.81%         313,598            665             80.37                7
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ----------------- ----------------
 84 Months                                                9              2,163,416                   0.72%         240,380            692             74.56                6
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ----------------- ----------------
120 Months                                               89             26,665,490                   8.91%         299,612            686             77.41                8
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ----------------- ----------------
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ----------------- ----------------
TOTAL                                                 1,407            299,339,716                 100.00%         212,750            671             79.38                8
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ----------------- ----------------

NOTIONAL CREDIT CLASSIFICATION OF THE MORTGAGE LOANS

--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ----------------- ----------------
                                                                                                                              WEIGHTED         WEIGHTED         WEIGHTED
                                                                                                               AVERAGE         AVERAGE         AVERAGE           AVERAGE
                                             NUMBER OF             PRINCIPAL            PERCENTAGE OF         PRINCIPAL        CREDIT          ORIGINAL         SEASONING
NOTATIONAL CREDIT CLASSIFICATION          MORTGAGE LOANS            BALANCE             MORTGAGE LOANS         BALANCE          SCORE            LTV            (MONTHS)
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ----------------- ----------------
A- (IO)                                                  50             15,211,614                   5.08%         304,232            603             79.45                7
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ----------------- ----------------
A- (non-IO)                                             217             44,625,964                  14.91%         205,650            602             79.87                8
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ----------------- ----------------
A/Alt A (IO)                                             72             22,228,453                   7.43%         308,729            640             80.46                6
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ----------------- ----------------
A/Alt A (non-IO)                                        332             60,925,324                  20.35%         183,510            638             80.08                7
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ----------------- ----------------
Insured (non-IO)                                          1                344,853                   0.12%         344,853            593             90.00                6
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ----------------- ----------------
Prime (IO)                                              148             45,489,083                  15.20%         307,359            713             78.61                8
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ----------------- ----------------
Prime (non-IO)                                          587            110,514,424                  36.92%         188,270            716             78.85                9
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ----------------- ----------------
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ----------------- ----------------
TOTAL                                                 1,407            299,339,716                 100.00%         212,750            671             79.38                8
--------------------------------------- -------------------- ---------------------- ----------------------- --------------- -------------- ----------------- ----------------

                                                           ASSUMED FIXED RATE MORTGAGE LOANS
                                                                                                       ORIGINAL          REMAINING
                                                              GROSS                                  AMORTIZATION         TERM TO                            REMAINING
      LOAN                  AGGREGATE                       MORTGAGE                 EXPENSE             TERM             MATURITY             AGE            IO TERM
     NUMBER           PRINCIPAL BALANCE ($)                 RATE (%)               FEE RATE (%)        (MONTHS)           (MONTHS)           (MONTHS)        (MONTHS)         LIEN
       1                    199,376.97                       6.65787                 0.28791             120                112                8                0               1
       2                   5,693,700.89                      6.67915                 0.33025             180                163                17               0               1
       3                    127,990.55                       5.75000                 0.53000             180                176                4                0               1
       4                    713,704.81                       6.35535                 0.52091             180                165                15               0               1
       5                    428,000.00                       7.37500                 0.28000             180                168                12               48              1
       6                    496,000.00                       7.62500                 0.28000             180                173                7                53              1
       7                    55,756.26                       11.25000                 0.53000             360                98                 82               0               1
       8                    180,230.94                       7.20241                 0.40229             240                230                10               0               1
       9                    287,692.07                       7.11076                 0.47054             240                228                12               0               1
       10                 16,396,678.33                      7.15565                 0.40538             360                349                11               0               1
       11                  1,045,112.53                      6.77141                 0.51143             360                355                5                0               1
       12                   891,102.01                       7.03595                 0.47163             360                354                6                0               1
       13                 19,689,384.86                      6.62200                 0.50660             360                350                10               0               1
       14                   475,974.25                       6.50000                 0.28040             360                351                9                0               1
       15                  5,985,977.65                      7.30632                 0.29937             360                352                8               112              1
       16                  2,612,834.98                      7.42667                 0.31684             360                353                7               113              1
       17                   587,500.00                       5.97319                 0.53000             360                354                6                54              1
       18                   118,800.00                       7.70000                 0.53000             360                354                6                54              1
       19                  4,528,550.65                      5.72732                 0.53000             360                354                6                54              1
       20                  1,770,535.37                      7.40044                 0.51874             480                353                7                0               1
       21                  2,133,846.57                      7.15763                 0.50730             480                355                5                0               1
       22                  2,533,148.65                      6.82805                 0.53017             480                353                7                0               1
       23                   364,944.39                       7.85000                 0.48000             600                353                7                0               1
       24                   561,343.63                       7.42334                 0.53000             600                353                7                0               1
       25                   225,801.49                       7.46627                 0.50182             600                355                5                0               1
       26                   16,901.69                        6.00000                 0.53000             120                114                6                0               1
       27                   487,661.33                       7.28822                 0.32812             180                160                20               0               1
       28                   71,308.99                       12.05980                 0.53000             360                90                 90               0               1
       29                   268,763.46                       7.11860                 0.49852             360                174                6                0               1
       30                   101,231.40                       8.54289                 0.53000             240                220                20               0               1
       31                   356,146.44                       8.39585                 0.53000             240                233                7                0               1
       32                   67,903.80                       10.77000                 0.53000             314                295                19               0               1
       33                   87,427.16                        8.45000                 0.53000             300                278                22               0               1
       34                  9,899,661.93                      7.59395                 0.44364             360                349                11               0               1
       35                  2,907,856.48                      7.55898                 0.49903             360                355                5                0               1
       36                  1,423,379.22                      7.55142                 0.53000             360                355                5                0               1
       37                 12,757,450.11                      7.66429                 0.51174             360                353                7                0               1
       38                   47,055.46                        8.75000                 0.53000             360                353                7                0               1
       39                  1,485,163.95                      7.75640                 0.30859             360                350                10              110              1
       40                   772,332.62                       7.00345                 0.28000             360                354                6               114              1
       41                   600,773.40                       8.29012                 0.50110             360                354                6                54              1
       42                  1,012,800.00                      6.97305                 0.53000             360                352                8                52              1
       43                  2,522,481.41                      7.35887                 0.47065             480                355                5                0               1
       44                   143,861.34                       9.40000                 0.53000             480                355                5                0               1
       45                  2,916,439.46                      7.83941                 0.51722             480                353                7                0               1
       46                   549,776.19                       9.66564                 0.53000             480                471                9                0               1
       47                   387,751.18                       7.99000                 0.53000             600                355                5                0               1
       48                   264,836.86                       8.06904                 0.53000             600                355                5                0               1
       49                   552,286.74                       7.96843                 0.53000             600                354                6                0               1
       50                   37,863.60                        9.45000                 0.53000             120                112                8                0               2
       51                   413,520.12                      11.86307                 0.53000             180                160                20               0               2

                                                       ASSUMED FIXED RATE MORTGAGE LOANS (CONT)
                                                                                                       ORIGINAL          REMAINING
                                                              GROSS                                  AMORTIZATION         TERM TO                            REMAINING
      LOAN                  AGGREGATE                       MORTGAGE                 EXPENSE             TERM             MATURITY             AGE            IO TERM
     NUMBER           PRINCIPAL BALANCE ($)                 RATE (%)               FEE RATE (%)        (MONTHS)           (MONTHS)           (MONTHS)        (MONTHS)         LIEN
       52                   58,034.11                       10.62500                 0.53000             180                173                7                0               2
       53                   747,596.63                      11.39327                 0.52740             360                172                8                0               2
       54                   198,377.70                      10.96652                 0.53000             360                175                5                0               2
       55                   503,563.50                      11.86086                 0.51881             360                173                7                0               2
       56                   572,967.24                      11.35930                 0.53000             360                174                6                0               2
       57                   614,782.15                       9.10958                 0.53000             240                230                10               0               2
       58                   246,077.48                      11.18340                 0.53000             240                235                5                0               2
       59                  4,826,627.25                      9.88901                 0.53000             360                353                7                0               2
       60                   39,731.37                        7.00000                 0.53000             360                352                8                0               2
       61                   75,418.58                       12.50742                 0.53000             360                351                9                0               2
       62                   60,820.34                       10.53391                 0.53000             360                353                7                0               2

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